                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2004

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                        ROSZEL/DELAWARE TREND PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Affiliated Portfolio...................       4
  Roszel/PIMCO CCM Capital Appreciation Portfolio...........       5
  Roszel/Lord Abbett Mid Cap Value Portfolio................       6
  Roszel/Seligman Mid Cap Growth Portfolio..................       8
  Roszel/PIMCO Small Cap Value Portfolio....................      10
  Roszel/JP Morgan Small Cap Growth Portfolio...............      12
  Roszel/Delaware Trend Portfolio...........................      14
FEES AND EXPENSES...........................................      15
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      17
INVESTMENT MANAGEMENT.......................................      19
OTHER INFORMATION...........................................      23
FINANCIAL HIGHLIGHTS........................................      26
SERVICE PROVIDERS...........................................      30
APPENDIX....................................................      31
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes seven Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2004 this range was between approximately $668 million and $305 billion. The average market capitalization of such securities was approximately $80 billion and the median market capitalization was approximately $4.1 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of March 31, 2004 this range was between approximately $668 million and $18 billion. The average market capitalization of such securities was approximately $6.4 billion and the median market capitalization was approximately $3.3 billion.

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2004 this range was between approximately $16 million and $2.8 billion. The average market capitalization of such securities was approximately $1 billion and the median market capitalization was approximately $500 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of seasoned U.S. and multinational companies that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks selling at reasonable prices in relation to the Adviser's assessment of their potential value. The Adviser generally sells a stock when it has reached the Adviser's valuation target or when its issuer seems less likely to benefit from the current market and economic environment or shows deteriorating fundamentals. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that emphasize investments in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/PIMCO CCM CAPITAL APPRECIATION
                                   PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by PIMCO Advisors Retail Holdings LLC/Cadence Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser screens such companies for a series of quantitative growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time and the company's history of meeting earnings targets as well as ratios that often reveal value, such as price-to-earnings, price-to-book and price-to-cash flow. The Adviser then selects individual stocks by subjecting the most promising issuers in the screened universe to a rigorous analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when its price declines relative to all stocks in the Portfolio's capitalization range or to companies in the same business sector or when its issuer's earnings decline. A stock may also be sold if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in MID CAPITALIZATION securities; generally those with capitalizations between $500 million and $10 billion. The Adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:

- changes in economic and financial environment
- new or improved products or services
- new or rapidly expanding markets
- changes in management or structure of the company
- price increases for the company's products or services
- improved efficiencies resulting from new technologies or changes in distribution
- changes in government regulations, political climate or competitive conditions.

The Adviser's "sell discipline" revolves around the catalyst running its course or diminishing in effect rather than quantitative factors.

The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio may invest up to 20% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2003)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
    [LORD ABBETT MCV BAR CHART]                       ---------------------------------------------------
                                                        Roszel/Lord Abbett Mid Cap
          2003       24.71%                                Value Portfolio            24.71%      8.25%
                                                      ---------------------------------------------------
                                                        Russell Midcap Value Index    38.07%     13.73%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 28.68%     10.04%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 15.60% (quarter ended June 30, 2003) and lowest return for a quarter was -8.63% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2004 was 6.05%.

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

[LORD ABBETT MCV]

                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by J. & W. Seligman & Co. Incorporated.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to screen companies using both quantitative and qualitative analysis. The Adviser screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities, the Adviser looks to identify companies that it believes display one or more of the following:

- Positive supply and demand outlook for its industry
- Track record of high earnings growth rates
- Strong management
- Multiple product lines
- Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
- Attractive valuation relative to anticipated earnings growth

The Portfolio may from time to time, invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2003)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
  [SELIGMAN MCG BAR CHART]                           ---------------------------------------------------
                                                        Roszel/Seligman Mid Cap
       2003       33.33%                                  Growth Portfolio            33.33%     14.41%
                                                      ---------------------------------------------------
                                                        Russell Midcap Growth Index   42.71%     18.52%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 28.68%     10.04%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 14.18% (quarter ended December 31, 2003) and lowest return for a quarter was -3.38% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2004 was 5.72%.

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

[SELIGMAN MCG]

                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by PIMCO Advisors Retail Holdings LLC/NFJ Investment Group L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser screens SMALL CAPITALIZATION stocks to identify around 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an "absolute" basis (compared to the overall market). The Adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst's earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The Adviser generally tries to maintain about 100 stocks in equal amounts in the Portfolio without having more than 10% of total assets in securities of issuers in a single industry. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in EQUITY SECURITIES of larger companies or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2003)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
    [PIMCO SCV BAR CHART]                             ---------------------------------------------------
                                                        Roszel/PIMCO Small Cap
       2003      33.19%                                    Value Portfolio            33.19%     16.07%
                                                      ---------------------------------------------------
                                                        Russell 2000 Value Index      46.03%     13.30%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 28.68%     10.04%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 16.07% (quarter ended June 30, 2003) and lowest return for a quarter was -4.72% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2004 was 4.80%.

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

[PIMCO SCV BAR CHART]

                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by J.P. Morgan Investment Management Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Portfolio generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the S&P Small Cap 600/Barra Growth Index. The Adviser focuses on SMALL CAPITALIZATION securities of issuers with strong earnings prospects that are increasing their market share. The Adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the Adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Portfolio is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2003)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
    [JPMORGAN SCG BAR CHART]                          ---------------------------------------------------
                                                        Roszel/JP Morgan Small Cap
      2003           37.06%                                Growth Portfolio           37.06%     10.71%
                                                      ---------------------------------------------------
                                                        S&P Small Cap 600/Barra
                                                           Growth Index               37.32%     14.94%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 28.68%     10.04%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 16.38% (quarter ended June 30, 2003) and lowest return for a quarter was -3.76% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2004 was 3.00%.

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P Small Cap 600 Index according to a single attribute: price-to-book ratio. The index represents companies with higher price-to-book ratios.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

[JPMorgan]

                        ROSZEL/DELAWARE TREND PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?
The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                      TOTAL
                                                                     ANNUAL
                                                                    PORTFOLIO
                                            MANAGEMENT    OTHER     OPERATING        EXPENSE          NET
                                               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS(1)   EXPENSES
                                            ----------   --------   ---------   -----------------   --------
Roszel/Lord Abbett Affiliated Portfolio...     0.80%       0.81%      1.61%           0.51%           1.10%
Roszel/PIMCO CCM Capital Appreciation
  Portfolio...............................     0.80%       0.41%      1.21%           0.11%           1.10%
Roszel/Lord Abbett Mid Cap Value
  Portfolio...............................     0.85%       0.36%      1.21%           0.06%           1.15%
Roszel/Seligman Mid Cap Growth
  Portfolio...............................     0.85%       0.58%      1.43%           0.28%           1.15%
Roszel/PIMCO Small Cap Value Portfolio....     0.85%       0.49%      1.34%           0.19%           1.15%
Roszel/JP Morgan Small Cap Growth
  Portfolio...............................     0.95%       0.44%      1.39%           0.14%           1.25%
Roszel/Delaware Trend Portfolio...........     0.85%       0.51%      1.36%           0.21%           1.15%

---------------

(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2005, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Roszel/Lord Abbett Affiliated Portfolio.....................   $112     $458     $  828     $1,868
Roszel/PIMCO CCM Capital Appreciation Portfolio.............   $112     $373     $  654     $1,456
Roszel/Lord Abbett Mid Cap Value Portfolio..................   $117     $378     $  659     $1,461
Roszel/Seligman Mid Cap Growth Portfolio....................   $117     $425     $  755     $1,689
Roszel/PIMCO Small Cap Value Portfolio......................   $117     $406     $  716     $1,596
Roszel/JP Morgan Small Cap Growth Portfolio.................   $127     $426     $  747     $1,656
Roszel/Delaware Trend Portfolio.............................   $117     $410     $  725     $1,617

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Some of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/Lord Abbett Affiliated Portfolio.....................        0.80%
Roszel/PIMCO CCM Capital Appreciation Portfolio.............        0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio..................        0.85%
Roszel/Seligman Mid Cap Growth Portfolio....................        0.85%
Roszel/PIMCO Small Cap Value Portfolio......................        0.85%
Roszel/JP Morgan Small Cap Growth Portfolio.................        0.95%
Roszel/Delaware Trend Portfolio.............................        0.85%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

LORD, ABBETT & CO. LLC                   ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
90 Hudson Street
Jersey City, NJ 07302-3973

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $72 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2003.

Robert G. Morris, CFA, Partner and Director of Equity Investments, jointly manages the Portfolio. Mr. Morris joined Lord, Abbett & Co. LLC in 1991. He previously worked at Chase Manhattan Bank where he served as vice president & manager of Equity & Equity Investment Research. Mr. Morris has a B.A. in Economics from the State University of NY-Buffalo and a M.A. from Northwestern University.

W. Thomas Hudson, Jr., CFA, Partner and Portfolio Manager, jointly manages the Portfolio. Mr. Hudson joined Lord, Abbett & Co. LLC in 1982 as director of research and in 1989 changed his responsibilities to include portfolio management and special situations research. Mr. Hudson has a B.S. in Finance and Accounting from St. Mary's College.

Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.

Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.

PIMCO ADVISORS RETAIL HOLDINGS LLC/        ROSZEL/PIMCO CCM CAPITAL APPRECIATION
PORTFOLIO
CADENCE CAPITAL MANAGEMENT LLC
1345 Avenue of the Americas
New York, NY 10105

PIMCO Advisors Retail Holdings LLC and its investment affiliates had approximately $494 billion in assets under management as of December 31, 2003.

Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2003 of approximately $5.7 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1992.

Robert L. Fitzpatrick, Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick covers the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications and manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1999.

LORD, ABBETT & CO. LLC                ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $72 billion in assets under management as of December 31, 2003.

Edward K. von der Linde, Partner and Portfolio Manager, manages the Portfolio. Mr. von der Linde joined Lord, Abbett & Co. LLC in 1988. Before that, he was as an investment analyst at New York Life Insurance Company. He has a B.A. from Lake Forest College in International Relations and a M.B.A. in Finance from New York University.

J. & W. SELIGMAN & CO. INCORPORATED     ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
100 Park Avenue
New York, NY 10017

J. & W. Seligman & Co. Incorporated, founded in 1864, provides management and advisory services to institutional clients and individuals. Additionally, it manages Tri-Continental Corporation, the largest publicly traded, diversified closed-end investment company in the United States, and two closed-end municipal bond funds which are traded on the New York Stock Exchange. J. & W. Seligman & Co. Incorporated had assets of approximately $21.1 billion under management as of December 31, 2003.

Marion S. Schultheis, managing director of J. & W. Seligman & Co. Incorporated, manages the Portfolio. Ms. Schultheis has more than 20 years of investment experience. Previously, she was a managing director of Chancellor LGT, overseeing that firm's Large Cap Equity Growth team. Prior to that she was a senior portfolio manager for IDS Advisory Group, Inc. Ms. Schultheis has an M.B.A. in Finance from the University of Minnesota and a B.A. in Mathematics from Rutgers University.

PIMCO ADVISORS RETAIL HOLDINGS LLC/       ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
NFJ INVESTMENT GROUP L.P.
1345 Avenue of the Americas
New York, NY 10105-4800

PIMCO Advisors Retail Holdings LLC and its investment affiliates had approximately $494 billion in assets under management as of December 31, 2003.

NFJ Investment Group L.P., located at 2121 San Jacinto, Suite 1840, Dallas, TX, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. Accounts managed by NFJ Investment Group L.P. had assets as of December 31, 2003 of approximately $5 billion.

Paul A. Magnuson, Managing Director. Mr. Magnuson is the senior research analyst and a portfolio manager with over 15 years' experience in equity analysis and portfolio management. He currently co-manages the Small-Cap Value and Value investment products for NFJ. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

E. Clifton Hoover, Jr., CFA, Managing Director. Mr. Hoover is a portfolio manager and currently co-manages the PIMCO Small Cap Value Fund and the PIMCO Dividend Value Fund. He has over 15 years' experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985. Mr. Hoover received his BBA and MBA from Texas Tech University in 1984 and 1985, respectively.

J.P. MORGAN INVESTMENT MANAGEMENT INC.         ROSZEL/JP MORGAN SMALL CAP GROWTH
PORTFOLIO
522 Fifth Avenue
New York, NY 10036

J.P. Morgan Investment Management Inc. ("JP Morgan") offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. J.P. Morgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2003, J.P. Morgan and its affiliates had approximately $559 billion in assets under management.

Juliet S. Ellis, CFA and managing director of small cap equities, manages the Portfolio. Prior to joining J.P. Morgan in 1987, Ms. Ellis was a financial consultant for Merrill Lynch, Pierce, Fenner & Smith. Ms. Ellis has a B.A. in Economics and Political Science from Indiana University.

DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $103 billion in assets under management as of December 31, 2003.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.

When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Matt Todorow, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Matt Todorow joined Delaware Investments in 2003. Mr. Todorow recently served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and a MBA from the University of Georgia's Terry College of Business.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the health care sector. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading. Such action includes ensuring that each separate account has effective processes operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, such action may include the adoption of redemption fees for shares issued to one or more separate accounts. Another action the Trust may take to stop DISRUPTIVE TRADING is ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. Because actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of
DISRUPTIVE TRADING.   Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

Each of the Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Trust's board of trustees, that Roszel Advisors believes accurately reflects "fair value."

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002 and December 31, 2003 has been audited by Deloitte & Touche LLP, independent accountants, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.

                                                     ROSZEL/LORD ABBETT            ROSZEL/PIMCO CCM
                                                         AFFILIATED              CAPITAL APPRECIATION
                                                         PORTFOLIO                    PORTFOLIO
                                                     ------------------          --------------------
                                                      MAY 1, 2003* TO              MAY 1, 2003* TO
                                                     DECEMBER 31, 2003            DECEMBER 31, 2003
                                                     ------------------          --------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............         $ 10.00                      $  10.00
                                                          -------                      --------
Investment income (loss) -- net(a)...............           (0.07)                        (0.01)
Realized and unrealized gain (loss) on
  investments -- net.............................           (2.04)                         1.84
                                                          -------                      --------
Total from investment operations.................           (2.11)                         1.83
                                                          -------                      --------
Net asset value, end of period...................         $ 12.11                      $  11.83
                                                          =======                      ========
TOTAL INVESTMENT RETURN(B)(C):...................           21.10%                        18.30%
                                                          =======                      ========
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e)............            1.61%                         1.21%
Expenses net of waivers and reimbursements, if
  any(f).........................................            1.10%                         1.10%
Expenses net of all reductions(g)................            0.80%                         1.01%
Investment income (loss) -- net before expense
  reductions(e)..................................            0.14%                        (0.36)%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)......................            0.65%                        (0.25)%
Investment income (loss) -- net of all
  reductions(g)..................................            0.95%                        (0.16)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........         $36,472                      $169,495
                                                          =======                      ========
Portfolio turnover rate..........................              65%                          260%
                                                          =======                      ========

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                              ROSZEL/LORD ABBETT                 ROSZEL/SELIGMAN
                                                 MID CAP VALUE                   MID CAP GROWTH
                                                   PORTFOLIO                        PORTFOLIO
                                          ---------------------------      ---------------------------
                                              YEAR         JULY 1,             YEAR         JULY 1,
                                             ENDED         2002* TO           ENDED         2002* TO
                                          DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                              2003           2002              2003           2002
                                          ------------   ------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $   9.04       $  10.00          $  9.18        $ 10.00
                                            --------       --------          -------        -------
Investment income (loss) -- net(a)......        0.07           0.05            (0.06)         (0.02)
Realized and unrealized gain (loss) on
  investments -- net....................        2.16          (1.01)            3.12          (0.80)
                                            --------       --------          -------        -------
Total from investment operations........        2.23          (0.96)            3.06          (0.82)
                                            --------       --------          -------        -------
Distributions to shareholders from
  investment income -- net..............       (0.03)            --               --             --
                                            --------       --------          -------        -------
Net asset value, end of period..........    $  11.24       $   9.04          $ 12.24        $  9.18
                                            ========       ========          =======        =======
TOTAL INVESTMENT RETURN(B)..............       24.71%         (9.60)%(c)       33.33%         (8.20)%(c)
                                            ========       ========          =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)...        1.21%          1.53%(d)         1.43%          2.29%(d)
Expenses net of waivers and
  reimbursements, if any(f).............        1.15%          1.15%(d)         1.15%          1.15%(d)
Expenses net of all reductions(g).......        1.14%          0.99%(d)         1.10%          0.93%(d)
Investment income (loss) -- net before
  expense reductions(e).................        0.62%          0.61%(d)        (0.92)%        (1.75)%(d)
Investment income (loss) -- net of
  waivers and reimbursements, if
  any(f)................................        0.68%          0.99%(d)        (0.64)%        (0.61)%(d)
Investment income (loss) -- net of all
  reductions(g).........................        0.69%          1.15%(d)        (0.59)%        (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................    $137,278       $105,902          $32,793        $14,191
                                            ========       ========          =======        =======
Portfolio turnover rate.................          47%            15%             144%            60%
                                            ========       ========          =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                                 ROSZEL/PIMCO                   ROSZEL/JP MORGAN
                                                SMALL CAP VALUE                 SMALL CAP GROWTH
                                                   PORTFOLIO                        PORTFOLIO
                                          ---------------------------      ---------------------------
                                              YEAR         JULY 1,             YEAR         JULY 1,
                                             ENDED         2002* TO           ENDED         2002* TO
                                          DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                              2003           2002              2003           2002
                                          ------------   ------------      ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  9.33        $ 10.00           $  8.50        $ 10.00
                                            -------        -------           -------        -------
Investment income (loss) -- net(a)......       0.20           0.09             (0.09)         (0.03)
Realized and unrealized gain (loss) on
  investments -- net....................       2.90          (0.70)             3.24          (1.47)
                                            -------        -------           -------        -------
Total from investment operations........       3.10          (0.61)             3.15          (1.50)
                                            -------        -------           -------        -------
Distributions to shareholders from:
  Investment income -- net..............      (0.23)         (0.06)               --             --
  Realized gain -- net..................      (0.73)            --                --             --
                                            -------        -------           -------        -------
Total distributions.....................      (0.96)         (0.06)               --             --
                                            -------        -------           -------        -------
Net asset value, end of period..........    $ 11.47        $  9.33           $ 11.65        $  8.50
                                            =======        =======           =======        =======
TOTAL INVESTMENT RETURN(B)..............      33.19%         (6.10)%(c)        37.06%        (15.00)%(c)
                                            =======        =======           =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)...       1.34%          1.99%(d)          1.39%          2.02%(d)
Expenses net of waivers and
  reimbursements, if any(f).............       1.15%          1.15%(d)          1.25%          1.25%(d)
Expenses net of all reductions(g).......       1.05%          1.14%(d)          1.24%          1.25%(d)
Investment income (loss) -- net before
  expense reductions(e).................       1.67%          1.13%(d)         (1.09)%        (1.55)%(d)
Investment income (loss) -- net of
  waivers and reimbursements, if
  any(f)................................       1.86%          1.97%(d)         (0.95)%        (0.78)%(d)
Investment income (loss) -- net of all
  reductions(g).........................       1.96%          1.98%(d)         (0.94)%        (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................    $62,982        $61,194           $73,396        $44,483
                                            =======        =======           =======        =======
Portfolio turnover rate.................         62%             9%               46%            34%
                                            =======        =======           =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                                              ROSZEL/DELAWARE
                                                                   TREND
                                                                 PORTFOLIO
                                                              ---------------
                                                                  MAY 1,
                                                                 2003* TO
                                                               DECEMBER 31,
                                                                   2003
                                                              ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Investment income (loss) -- net(a)..........................        (0.05)
Realized and unrealized gain (loss) on investments -- net...         2.44
                                                                  -------
Total from investment operations............................         2.39
                                                                  -------
Distributions to shareholders from:
  Investment income -- net..................................           --
  Realized gain -- net......................................           --
                                                                  -------
Total distributions.........................................           --
                                                                  -------
Net asset value, end of period..............................      $ 12.39
                                                                  =======
TOTAL INVESTMENT RETURN(B)..................................        23.90%(c)
                                                                  =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).......................         1.36%(d)
Expenses net of waivers and reimbursements, if any(f).......         1.15%(d)
Expenses net of all reductions(g)...........................         1.15%(d)
Investment income (loss) -- net before expense
  reductions(e).............................................        (0.92)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f).................................        (0.71)%(d)
Investment income (loss) -- net of all reductions(g)........        (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $68,647
                                                                  =======
Portfolio turnover rate.....................................          114%
                                                                  =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the independent auditors of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1

------------------------------------------------------------------------------------------------------------------------------
                                               PIMCO         ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/         CCM        LORD ABBETT    SELIGMAN        PIMCO       JP MORGAN      ROSZEL/
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP     DELAWARE
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH         TREND
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND
 TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------
 Borrowings and Reverse        33.33         33.33          33.33         33.33         33.33         33.33         33.33
 Repurchase Agreements
------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements           /             -              /             -             /             /             -
------------------------------------------------------------------------------------------------------------------------------
 Securities Lending              -             -              -             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 Short Sales Against the Box     -             -              X             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 When-Issued Securities and      -             -              X             -             -             -             -
 Delayed Delivery Securities
------------------------------------------------------------------------------------------------------------------------------
 Illiquid Investments            -             -              -            [15]           -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Restricted Securities           -             -              X             -             X             X             -
 (including illiquid Rule
 144A securities)
------------------------------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A     -             -              X             -             X             X             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
 Securities of Foreign           25            10             20            10            25            25            25
 Issuers
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities               /             /              /             /             /             /             /
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities of            25            10             20            10            25            25            25
 Foreign Issuers
------------------------------------------------------------------------------------------------------------------------------
 American, European and          25            10             20            10            25            25            25
 Global Depository Receipts
------------------------------------------------------------------------------------------------------------------------------
 REITs                           -             -              /             X             /             -             -
------------------------------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase     -             -              -             -             -             X             -
 Rights
------------------------------------------------------------------------------------------------------------------------------
 Investment Company              -             -              -             -             -             -             -
 Securities (including World
 Equity Benchmark Shares and
 Standard & Poor's
 Depository Receipts)
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                 -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Government Securities           -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Investment Grade Debt           -             -              -             /             -             -             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities     -             -              -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------

                                  Chart, page 1

------------------------------------------------------------------------------------------------------------------------------
                                               PIMCO         ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/         CCM        LORD ABBETT    SELIGMAN        PIMCO       JP MORGAN      ROSZEL/
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP     DELAWARE
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH         TREND
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

 Debt Securities of Foreign      -             -              X             X             X             X             -
 Government Issuers
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign      -             -              X             X             -             X             -
 Corporate Issuers
------------------------------------------------------------------------------------------------------------------------------
 Non-Dollar Securities           -             -              X             -             X             X             -
------------------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND
 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities      X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities         X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Options on Securities and       -             -              -             -             X             -             -
 Indices
------------------------------------------------------------------------------------------------------------------------------
 Stock Index Futures             -             -              -             -             -             -             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Futures           -             -              X             -             -             X             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND
 SWAPS
------------------------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency        -             -              X             -             X             X             -
 Exchange Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Options and            -             -              X             -             X             -             -
 Futures Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Swaps                  X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging          X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Swaps             X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors      X             X              X             -             X             -             X
 and Collars
------------------------------------------------------------------------------------------------------------------------------
 Equity Swaps                    X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------

                                  Chart, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2004

                ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
                        ROSZEL/DELAWARE TREND PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/PIMCO CCM Capital Appreciation Portfolio...........       4
  Roszel/Delaware Trend Portfolio...........................       5
FEES AND EXPENSES...........................................       6
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................       8
INVESTMENT MANAGEMENT.......................................      10
OTHER INFORMATION...........................................      12
FINANCIAL HIGHLIGHTS........................................      15
SERVICE PROVIDERS...........................................      16
APPENDIX....................................................      17
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes two Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2004 this range was between approximately $668 million and $305 billion. The average market capitalization of such securities was approximately $80 billion and the median market capitalization was approximately $4.1 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2004 this range was between approximately $16 million and $2.8 billion. The average market capitalization of such securities was approximately $1 billion and the median market capitalization was approximately $500 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

                     ROSZEL/PIMCO CCM CAPITAL APPRECIATION
                                   PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by PIMCO Advisors Retail Holdings LLC/Cadence Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser screens such companies for a series of quantitative growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time and the company's history of meeting earnings targets as well as ratios that often reveal value, such as price-to-earnings, price-to-book and price-to-cash flow. The Adviser then selects individual stocks by subjecting the most promising issuers in the screened universe to a rigorous analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when its price declines relative to all stocks in the Portfolio's capitalization range or to companies in the same business sector or when its issuer's earnings decline. A stock may also be sold if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                        ROSZEL/DELAWARE TREND PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                      TOTAL
                                                                     ANNUAL
                                                                    PORTFOLIO
                                            MANAGEMENT    OTHER     OPERATING        EXPENSE          NET
                                               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS(1)   EXPENSES
                                            ----------   --------   ---------   -----------------   --------
Roszel/PIMCO CCM Capital Appreciation
  Portfolio...............................     0.80%       0.41%      1.21%           0.11%           1.10%
Roszel/Delaware Trend Portfolio...........     0.85%       0.51%      1.36%           0.21%           1.15%

---------------

(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2005, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Roszel/PIMCO CCM Capital Appreciation Portfolio.............   $112     $373     $  654     $1,456
Roszel/Delaware Trend Portfolio.............................   $117     $410     $  725     $1,617

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, the Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to foreign currencies. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. The Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolio whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies does so as part of its principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/PIMCO CCM Capital Appreciation Portfolio.............        0.80%
Roszel/Delaware Trend Portfolio.............................        0.85%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

PIMCO ADVISORS RETAIL HOLDINGS LLC/        ROSZEL/PIMCO CCM CAPITAL APPRECIATION
                                                                       PORTFOLIO
CADENCE CAPITAL MANAGEMENT LLC
1345 Avenue of the Americas
New York, NY 10105

PIMCO Advisors Retail Holdings LLC and its investment affiliates had approximately $494 billion in assets under management as of December 31, 2003.

Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2003 of approximately $5.7 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1992.

Robert L. Fitzpatrick, Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick covers the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications and manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1999.

DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $103 billion in assets under management as of December 31, 2003.

Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.

When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Matt Todorow, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Matt Todorow joined Delaware Investments in 2003. Mr. Todorow recently served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and a MBA from the University of Georgia's Terry College of Business.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the health care sector. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading. Such action includes ensuring that each separate account has effective processes operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, such action may include the adoption of redemption fees for shares issued to one or more separate accounts. Another action the Trust may take to stop DISRUPTIVE TRADING is ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. Because actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of
DISRUPTIVE TRADING.   Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

Each Portfolio intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Trust's board of trustees, that Roszel Advisors believes accurately reflects "fair value."

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002 and December 31, 2003 has been audited by Deloitte & Touche LLP, independent accountants, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.

                                                                                   ROSZEL/PIMCO CCM
                                                           ROSZEL/DELAWARE       CAPITAL APPRECIATION
                                                           TREND PORTFOLIO            PORTFOLIO
                                                          ------------------     --------------------
                                                           MAY 1, 2003* TO         MAY 1, 2003* TO
                                                          DECEMBER 31, 2003       DECEMBER 31, 2003
                                                          ------------------     --------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................         $ 10.00                 $  10.00
                                                               -------                 --------
Investment income (loss) -- net(a)....................           (0.05)                   (0.01)
Realized and unrealized gain (loss) on
  investments -- net..................................            2.44                     1.84
                                                               -------                 --------
Total from investment operations......................            2.39                     1.83
                                                               -------                 --------
Net asset value, end of period........................         $ 12.39                 $  11.83
                                                               =======                 ========
TOTAL INVESTMENT RETURN(B)(C):........................           23.90%(c)                18.30%
                                                               =======                 ========
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e).................            1.36%(d)                 1.21%
Expenses net of waivers and reimbursements, if
  any(f)..............................................            1.15%(d)                 1.10%
Expenses net of all reductions(g).....................            1.15%(d)                 1.01%
Investment income (loss) -- net before expense
  reductions(e).......................................           (0.92)%(d)               (0.36)%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)...........................           (0.71)%(d)               (0.25)%
Investment income (loss) -- net of all
  reductions(g).......................................           (0.71)%(d)               (0.16)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............         $68,647                 $169,495
                                                               =======                 ========
Portfolio turnover rate...............................             114%                     260%
                                                               =======                 ========

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the independent auditors of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart

----------------------------------------------------------------------------------------
                                                                ROSZEL/
                                                                 PIMCO
                                                                  CCM          ROSZEL/
                                                                CAPITAL       DELAWARE
                                                              APPRECIATION      TREND
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
----------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33          33.33
----------------------------------------------------------------------------------------
 Repurchase Agreements                                           -              -
----------------------------------------------------------------------------------------
 Securities Lending                                              -              -
----------------------------------------------------------------------------------------
 Short Sales Against the Box                                     -              -
----------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          -              -
----------------------------------------------------------------------------------------
 Illiquid Investments                                            -              -
----------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             -              -
 securities)
----------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          -              -
----------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
----------------------------------------------------------------------------------------
 Securities of Foreign Issuers                                   10             25
----------------------------------------------------------------------------------------
 Equity Securities                                               /              /
----------------------------------------------------------------------------------------
 Equity Securities of Foreign Issuers                            10             25
----------------------------------------------------------------------------------------
 American, European and Global Depository Receipts               10             25
----------------------------------------------------------------------------------------
 REITs                                                           -              -
----------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights                              -              -
----------------------------------------------------------------------------------------
 Investment Company Securities (including World Equity           -              -
 Benchmark Shares and Standard & Poor's Depository Receipts)
----------------------------------------------------------------------------------------
 Debt Securities                                                 -              -
----------------------------------------------------------------------------------------
 Government Securities                                           -              -
----------------------------------------------------------------------------------------
 Investment Grade Debt Securities                                -              -
----------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     -              -
----------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   -              -
----------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    -              -
----------------------------------------------------------------------------------------
 Non-Dollar Securities                                           -              -
----------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
----------------------------------------------------------------------------------------
 Mortgage-Backed Securities                                      X              X
----------------------------------------------------------------------------------------
 Asset-Backed Securities                                         X              X
----------------------------------------------------------------------------------------

                                 Chart 1, page 1

----------------------------------------------------------------------------------------
                                                                ROSZEL/
                                                                 PIMCO
                                                                  CCM          ROSZEL/
                                                                CAPITAL       DELAWARE
                                                              APPRECIATION      TREND
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
 Options on Securities and Indices                               -              -
----------------------------------------------------------------------------------------
 Stock Index Futures Contracts and Options Thereon               -              -
----------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             -              -
----------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
----------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     -              -
----------------------------------------------------------------------------------------
 Currency Options and Futures Contracts                          -              -
----------------------------------------------------------------------------------------
 Currency Swaps                                                  X              X
----------------------------------------------------------------------------------------
 Currency Cross-Hedging                                          X              X
----------------------------------------------------------------------------------------
 Interest Rate Swaps                                             X              X
----------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X              X
----------------------------------------------------------------------------------------
 Equity Swaps                                                    X              X
----------------------------------------------------------------------------------------

                                 Chart 1, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
                     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
                     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                      ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
                   ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
              ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
                  ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
                 ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
                    ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                     ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
                   ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                         ROSZEL/DELAWARE TREND PORTFOLIO
                      ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
                  ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
               ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
                   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

This statement of additional information ("SAI") supplements information contained in the current prospectuses of MLIG Variable Insurance Trust (the "Trust") dated May 1, 2004 (each, a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with the Prospectuses. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.

The Trust's Annual Report and financial statements for the fiscal period ended December 31, 2003, and the independent accountants' reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.

To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

                                TABLE OF CONTENTS


INTRODUCTION ...............................................................     1
INVESTMENT RESTRICTIONS ....................................................     1
    Fundamental Restrictions ...............................................     1
    Non-Fundamental Restrictions ...........................................     2
    Non-Fundamental Tax Restrictions .......................................     3
CHANGE OF PRIMARY INVESTMENT STRATEGY ......................................     4
INVESTMENT STRATEGIES AND RISKS ............................................     4
    Money Market Instruments ...............................................     4
    Temporary Defensive Positions ..........................................     5
    Bank Obligations .......................................................     5
    Repurchase and Reverse Repurchase Agreements ...........................     5
    Debt Instruments Generally .............................................     6
    Mortgaged-Backed and Asset-Backed Securities ...........................    10
    Restricted Securities and Illiquid Investments .........................    13
    "When-Issued" and Delayed-Delivery Securities ..........................    14
    Warrants ...............................................................    14
    Smaller Capitalization Companies .......................................    15
    Foreign Investments ....................................................    15
    Lending Portfolio Securities ...........................................    20
    Securities of Other Investment Companies ...............................    21
    Purchasing Put and Call Options on Securities ..........................    21
    Covered Option Writing .................................................    21
    Securities Index Options ...............................................    23
    Over-the-Counter ("OTC") Options .......................................    24
    Futures and Related Options ............................................    25
    Options on Foreign Currencies ..........................................    27
    Short Sales Against the Box ............................................    28
    WEBs and Other Index-related Securities ................................    28
TRUST MANAGEMENT ...........................................................    28
    Trustees and Officers ..................................................    28
    Trustees' Equity Ownership .............................................    33
CONTROL PERSONS ............................................................    35
INVESTMENT ADVISORY AND OTHER SERVICES .....................................    37
    General Information ....................................................    37
    Approval of Management Agreement and Sub-Advisory Agreements ...........    38
    Expenses ...............................................................    40
    Management Fees ........................................................    40
    Sub-Advisers ...........................................................    43
    Sub-Advisory Agreements ................................................    46
    Sub-Advisory Fees ......................................................    48
    Additional Information About Roszel Advisors ...........................    51
    Administrator ..........................................................    51
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ............................    52
DETERMINATION OF NET ASSET VALUE ...........................................    59
DISTRIBUTION AND REDEMPTION OF SHARES ......................................    60
    Distribution of Shares .................................................    60
    Redemption of Shares ...................................................    60
TAX MATTERS ................................................................    61
     Portfolio Taxation ....................................................    61
     Investor Taxation .....................................................    64
CAPITALIZATION .............................................................    64

    Voting Rights ..........................................................    65
CODES OF ETHICS ............................................................    66
PORTFOLIO PERFORMANCE ......................................................    66
OTHER SERVICES .............................................................    67
    Transfer Agent .........................................................    67
    Custodian ..............................................................    68
    Independent Accountants ................................................    68
    Legal Counsel ..........................................................    68
    Additional Information .................................................    68
FINANCIAL STATEMENTS .......................................................    68
APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS .............    69
APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES .......    72

                                  INTRODUCTION

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

Pursuant to a management agreement and subject to the authority of the Trust's board of trustees ("Board"), Roszel Advisors, LLC ("Roszel Advisors") serves as the Trust's investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one Sub-Adviser for each Portfolio to act as that Portfolio's investment adviser to provide day-to-day portfolio management.

The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity contracts (the "variable contracts") issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the "contract"), describes the separate account and the variable contracts issued through it.

Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.

                             INVESTMENT RESTRICTIONS

The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or
(2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.

Each Portfolio may not:

      1. Issue senior securities to the extent such issuance would violate applicable law.

      2. Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

      3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities).

      4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

      5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

      6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.

      7. Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      8. With respect to 75% of a Portfolio's total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions are designated as non-fundamental and may be changed by the Board without the approval of shareholders.

      Each Portfolio may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio's total assets.

      4. Sell securities short or maintain a short position except for short sales against the box.

      5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.

      6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Portfolio must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

            (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio's total assets and 10 percent of the outstanding voting securities of such issuer,

            (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.

      2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

            (a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,

            (b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,

            (c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and

            (d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

                      CHANGE OF PRIMARY INVESTMENT STRATEGY

For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.

                         INVESTMENT STRATEGIES AND RISKS

MONEY MARKET INSTRUMENTS

The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.

The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and Standard & Poor's is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's total assets.

TEMPORARY DEFENSIVE POSITIONS

During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio's investment objective and policies. Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.

BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The values of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. GOVERNMENT DEBT SECURITIES. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.

CUSTODY RECEIPTS. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios' net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust's Board. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON OBLIGATIONS. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Some of the Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. Some of the Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter

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

option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Portfolio's Board or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio's holdings of those securities may become illiquid. Purchases by a Portfolios of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

"WHEN-ISSUED" AND DELAYED-DELIVERY SECURITIES

To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS

Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

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

SMALLER CAPITALIZATION COMPANIES

Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

INVESTMENT IN DEPOSITORY RECEIPTS. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

FOREIGN GOVERNMENT SECURITIES. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

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

SUPRANATIONAL AGENCIES. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

INVESTMENTS IN EMERGING MARKETS. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Portfolio's assets consist of investments quoted or denominated in a particular currency, the Portfolio's exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/Credit Suisse International Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.

Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Trust's custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

INTEREST RATE SWAPS AND CURRENCY SWAPS. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust's custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio's limitation on such investments.

LENDING PORTFOLIO SECURITIES

Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio's loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

SECURITIES OF OTHER INVESTMENT COMPANIES

Some of the Portfolios may invest in investment companies that invest principally in securities in which a Portfolio is authorized to invest. Currently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (1) do not exceed 3% of the total outstanding voting stock of such company, (2) do not exceed 5% of the value of the Portfolio's total assets and (3) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's total assets.

COVERED OPTION WRITING

Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio's portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.

OVER-THE-COUNTER ("OTC") OPTIONS

Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

FUTURES AND RELATED OPTIONS

Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

SHORT SALES AGAINST THE BOX

Some of the Portfolios may sell securities "short against the box." Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if at all times during which the short positions are open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBs AND OTHER INDEX-RELATED SECURITIES

Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by Country Baskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor's Depositary Receipts, of "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                                TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The Board is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, Administrator, and other service providers.

The following table contains certain information about the Trust's trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust's interested trustees and officers and the second table includes information about trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act ("independent trustees").

Unless otherwise noted, the address of each trustee and officer is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                            Number of
                                                                                          Portfolios in
                     Position(s)    Term of Office         Principal Occupation(s)        Trust Complex
 Name, Address and    Held with      and Length of                  During                 Overseen by      Other Directorships
       (Age)          the Trust       Time Served                Past 5 years                Trustee          Held by Trustee
-------------------  -----------  ------------------  ---------------------------------   -------------  -------------------------
Michael P. Cogswell  Trustee and  Indefinite term     January 2003 - Present, Director         24                   N/A
(49)                 President    since June 5, 2002   of Employer Plans Marketing
                                                      Retirement Group, Merrill Lynch,
                                                      Pierce, Fenner & Smith Inc.
                                                      April 2001 - January 2003, Senior
                                                      Vice President and Director of
                                                      Product Development, Merrill
                                                      Lynch Insurance Group, Inc.

                                                      November 1990 - April 2001, Vice
                                                      President and Senior Counsel,
                                                      Merrill Lynch Insurance Group,
                                                      Inc.

Deborah  J. Adler    Trustee      Indefinite term     April 2003 - Present,                    24        Merrill Lynch Life
(42)                              since May 21, 2003  Senior Vice President, Chief                       Insurance Company,
                                                      Actuary and Director of Product                    Director and Senior Vice
                                                      Development, Actuarial & Funds                     President
                                                      Management, Merrill Lynch
                                                      Insurance Group, Inc.                              ML Life Insurance Company
                                                                                                         of New York, Director and
                                                      September 2000 - March 2003,                       Senior Vice President
                                                      Vice President and Chief Actuary,
                                                      Merrill Lynch Insurance Group,
                                                      Inc.

                                                      1994 - 2000,
                                                      Vice President and Financial
                                                      Actuary,
                                                      Merrill Lynch Insurance Group,
                                                      Inc.

Michael P. Cogswell and Deborah J. Adler are deemed "interested persons" by virtue of their positions as officers of Merrill Lynch & Co., Inc.

                                                                                            Number of
                                                                                          Portfolios in
                     Position(s)    Term of Office         Principal Occupation(s)        Trust Complex
 Name, Address and    Held with      and Length of                  During                 Overseen by      Other Directorships
       (Age)          the Trust       Time Served                Past 5 years                Trustee          Held by Trustee
-------------------  -----------  ------------------  ---------------------------------   -------------  -------------------------
J. David Meglen      Vice-        Indefinite term     April 2002 - Present, Vice               N/A                 N/A
(40)                 President    since June 5, 2002  President and Chief Operating
                                                      Officer, Roszel Advisors, LLC

                                                      April 2001 - April 2002,
                                                      Director, Offshore Mutual Funds
                                                      Marketing, Merrill Lynch
                                                      Investment Managers, L.P.

                                                      January 2000 - March 2001,
                                                      Director, New Business
                                                      Development, Defined and Managed
                                                      Funds, Merrill Lynch & Co., Inc.

                                                      October 1998 - December 1999,
                                                      Director, Fund Accounting,
                                                      Defined Asset Funds, Merrill
                                                      Lynch & Co., Inc.

Jerome J. Davies     Treasurer    Indefinite term     May 2002 - Present, Vice                 N/A                 N/A
(34)                 and Chief    since November      President, Merrill Lynch
                     Financial    13, 2002            Insurance Group, Inc. and
                     Officer                          Treasurer, Roszel Advisors, LLC

                                                      July 1995 - October 2001, Vice
                                                      President, Funds Management,
                                                      Bear, Stearns & Co. Inc.

                                                                                            Number of
                                                                                          Portfolios in
                     Position(s)    Term of Office         Principal Occupation(s)        Trust Complex
 Name, Address and    Held with      and Length of                  During                 Overseen by      Other Directorships
       (Age)          the Trust       Time Served                Past 5 years                Trustee          Held by Trustee
-------------------  -----------  ------------------  ---------------------------------   -------------  -------------------------
Edward W. Diffin,    Secretary    Indefinite term     January 1994 - Present, Vice             N/A                  N/A
Jr.                               since June 5, 2002  President and Senior Counsel,
(52)                                                  Merrill Lynch Insurance Group,
                                                      Inc.

                                                      April 2002 - Present, Secretary
                                                      and Compliance Director,  Roszel
                                                      Advisors, LLC

Frances C. Grabish   Assistant    Indefinite term     1999 - Present, Vice President           N/A                  N/A
(36)                 Secretary    since June 5, 2002  and Senior Counsel, Merrill Lynch
                                                      Insurance Group, Inc.

                                                      1996 - 1999, Manager and
                                                      Attorney, Prudential Insurance
                                                      Company of America

                              INDEPENDENT TRUSTEES

                                                                                            Number of
                                                                                          Portfolios in
                     Position(s)    Term of Office         Principal Occupation(s)        Trust Complex
 Name, Address and    Held with      and Length of                  During                 Overseen by      Other Directorships
       (Age)          the Trust       Time Served                Past 5 years                Trustee          Held by Trustee
-------------------  -----------  ------------------  ---------------------------------   -------------  -------------------------
Robert M. Bordeman   Trustee      Indefinite term     1995 - Present,                          24        None
(47)                              since June 5, 2002  Chief  Executive Officer, Safeway
                                                      Insurance Group

                                                                                            Number of
                                                                                          Portfolios in
                     Position(s)    Term of Office         Principal Occupation(s)        Trust Complex
 Name, Address and    Held with      and Length of                  During                 Overseen by      Other Directorships
       (Age)          the Trust       Time Served                Past 5 years                Trustee          Held by Trustee
-------------------  -----------  ------------------  ---------------------------------   -------------  -------------------------
Theodore P. Manno    Trustee      Indefinite term     1995 - Present,                          24        None
(58)                              since June 5, 2002  Adjunct Professor,
                                                      Seton Hall University School of
                                                      Law

                                                      1996 - Present,
                                                      Adjunct Lecturer, New York
                                                      University, Institute of
                                                      Paralegal Studies

                                                      1990 - 2001,
                                                      Executive Vice President, General
                                                      Counsel and Secretary,
                                                      Savings Banks Life Insurance Fund
                                                      (succeeded by SBLI USA Mutual
                                                      Life Insurance Company, Inc.)

                                                      1997 - 1999,
                                                      Acting President and Chief
                                                      Executive Officer, Savings Banks
                                                      Life Insurance Fund

Kevin J. Tierney     Trustee      Indefinite term     1999 - Present,                          24        None
(52)                              since June 5, 2002  Kevin J. Tierney, Attorney at Law

                                                      1991 - 1999,
                                                      Senior Vice President and
                                                      General Counsel, UNUM Corporation

The Trust pays independent trustees a fee plus out-of-pocket expenses for each board meeting they attend.

The independent trustees are members of the Trust's Audit Committee. The Audit Committee acts as a liaison between the Trust's independent auditors and the full board of trustees. It oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust's financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings.

The independent trustees are members of the Trust's Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for independent trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust's operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or contract owners. The Nominating and Governance Committee evaluates candidates' qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates' relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating and Governance Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2003, the Nominating and Governance Committee held four meetings.

TRUSTEES' EQUITY OWNERSHIP

The following chart contains information relating to equity securities in the Trust and in the Trust's "family of investment companies" beneficially owned by the trustees as of December 31, 2003. The Trust's family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.

                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                           REGISTERED INVESTMENT
                         DOLLAR RANGE OF EQUITY          COMPANIES OVERSEEN BY THE
                      SECURITIES IN PORTFOLIO(S) OF   TRUSTEE IN FAMILY OF INVESTMENT
  NAME OF TRUSTEE               THE TRUST                        COMPANIES
--------------------  -----------------------------   -------------------------------
Michael P. Cogswell            $1-$10,000                       $1-$10,000

Robert M. Bordeman                None                             None

Theodore P. Manno                 None                             None

Kevin J.Tierney                   None                             None

Deborah J. Adler                  None                             None

The following table shows the estimated compensation to be received by each trustee from the Trust and the Trust complex. The Trust's officers receive no compensation from the Trust.

                               COMPENSATION TABLE

                                                                                              Total Compensation
                             Aggregate     Pension or Retirement                                From Trust and
     Name of Person,        Compensation     Benefits Accrued As    Estimated Annual Benefits  Trust Complex Paid
       Position           From the Trust*  Part of Trust Expenses       Upon Retirement          to Trustees*
------------------------  ---------------  ----------------------  -------------------------  ------------------
Michael P. Cogswell           $     0               N/A                       N/A                   $     0
Trustee and President

Robert M. Bordeman            $18,000               N/A                       N/A                   $18,000
Trustee

Theodore P. Manno             $18,000               N/A                       N/A                   $18,000
Trustee

Kevin J. Tierney              $18,000               N/A                       N/A                   $18,000
Trustee

Deborah J. Adler              $     0               N/A                       N/A                   $     0
Trustee

Each independent trustee receives $18,000 per full fiscal year.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies to each Sub-Adviser with respect to the Portfolio it advises. The proxy voting policies and procedures of each Sub-Adviser are summarized in Appendix 2. The chart attempts to address those issues on which a majority of the Sub-Advisers have a position. The short narratives provide background information on the Sub-Advisers' policies and provide a specific focus on the manner in which conflicts of interest are addressed. The bullet points address issues that were not included in the chart. The summaries in the chart, narratives, and bullet points attempt to address a majority of the issues on which each Sub-Adviser has a policy, but do not include each and every policy of the Sub-Advisers. In addition, the Sub-Advisers vote many of the proxies on a case-by-case basis. When a case-by-case basis is used, many of the Sub-Advisers have, as part of their policies, factors that are specifically considered. These factors have not been included in the chart, narratives, or bullet points attached as Appendix 2. ALL OF THE GUIDELINES INCLUDED IN THE CHART AND SUMMARIES ARE GENERALITIES. EACH SUB-ADVISER REFERENCED GENERALLY VOTES IN THE MANNER INDICATED. HOWEVER, AS ALL SUB-ADVISERS ARE REQUIRED TO VOTE IN THE BEST INTEREST OF THEIR CLIENTS, A SUB-ADVISER MAY DEVIATE FROM ITS STATED POLICIES IF IT BELIEVES THAT SUCH DEVIATION IS IN THE CLIENT'S BEST INTEREST.

As required by applicable rules, the Trust will keep a record of all proxies voted. If a contract owner whose contract assets are invested in one of the Portfolios wishes to obtain information regarding how proxies received by a particular Portfolio were voted during the most recent 12-month period ending on June 30 of each year (the initial period beginning with the year ended June 30, 2004), please call the Trust during business hours anytime after the Trust has filed its first Form N-PX, which will be no later than August 31, 2004. A contract owner may also view this information on the SEC's website at www.sec.gov under the name of the Trust. For a more detailed discussion of the proxy voting policies and procedures of each of the Sub-Advisers, please see Appendix 2 to this SAI.

                                 CONTROL PERSONS

Any person owning more than 25% of each Portfolio's shares may be considered a "controlling person" of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio's outstanding shares. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of March 31, 2004, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.

As of April 6, 2004, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more

                                                                                                             PERCENT OF
                                                                                                            OUTSTANDING
                  PORTFOLIO                                          NAME OF CONTRACT OWNER                   SHARES
----------------------------------------------------  ---------------------------------------------------   -----------
Roszel/Credit Suisse International Portfolio          H.H. Grooms, Jr.                                         7.65%
                                                      4946 Stone Mill Rd.
                                                      Birmingham, AL  35223-1640

Roszel/INVESCO-NAM Large Cap Core Portfolio           Nancy Harris                                             5.67%
                                                      2411 Benedict Canyon Dr.
                                                      Beverly Hills, CA  90210-1410

                                                      Philip D. Koepke                                         5.24%
                                                      12700 N. Lake Shore Dr.
                                                      Mequon, WI  53092-3315

Roszel/Lazard International Portfolio                 Lincoln Trust Company, Custodian for the Investment     14.97%
                                                      Annuity of Howard J. Levine
                                                      991 Vista Ridge Lane
                                                      Westlake Village, CA  91362-5613

                                                      Lucille L. Olivo                                         5.35%
                                                      57 Hastings Ave.
                                                      Nutley, NJ  07110-2581

Roszel/Levin Large Cap Value Portfolio                Stan A. Rabineau                                         6.10%
                                                      10911 Tavernay Pkwy.
                                                      Charlotte, NC  28262-4436

                                                      J. Donald Anderson                                       5.42%
                                                      3000 Simmon
                                                      Tree Rd.
                                                      Charlotte, NC  28270-0675

                                                                                                             PERCENT OF
                                                                                                            OUTSTANDING
                  PORTFOLIO                                          NAME OF CONTRACT OWNER                   SHARES
----------------------------------------------------  ---------------------------------------------------   -----------
Roszel/Lord Abbett Government Securities Portfolio    Lincoln Trust Company, Custodian for the Investment      9.14%
                                                      Annuity of Howard J. Levine
                                                      991 Vista Ridge Lane
                                                      Westlake Village, CA  91362-5613

                                                      Marion Harbaugh                                           6.28
                                                      102 S. Main St.
                                                      Biglerville, PA  17307-9418

Roszel/Lord Abbett Large Cap Value Portfolio          Lincoln Trust Company, Custodian for the Investment     11.43%
                                                      Annuity of Howard J. Levine
                                                      991 Vista Ridge Lane
                                                      Westlake Village, CA  91362-5613

Roszel/MLIM Relative Value Portfolio                  W. Neil Padgett                                          9.15%
                                                      1615 Griffith Ave.
                                                      Owensboro, KY  42301-3506

Roszel/Nicholas-Applegate Large Cap Growth Portfolio  John R. Johnson                                         11.20%
                                                      299 Corinthian Pl.
                                                      Destin, FL  32541-5339

                                                      H.H. Grooms                                             10.41%
                                                      4946 Stone Mill Rd.
                                                      Birmingham, AL  35223-1640

                                                      Pascal T. Huang                                          8.70%
                                                      171 Oakfield Ave.
                                                      Dix Hills, NY  11746-6327

                                                      Bernard F. D'Aleo                                        5.06%
                                                      3 McKinley Dr.
                                                      Kinnelon, NJ  07405-2528

Roszel/Seneca Mid Cap Growth Portfolio                Robert R. Thompson                                       6.88%
                                                      18240 SE Heritage Dr.
                                                      Tequesta, FL  33469-1444

                                                      Lincoln Trust Company, Custodian for the Investment      5.41%
                                                      Annuity of Howard J. Levine
                                                      991 Vista Ridge Lane
                                                      Westlake Village, CA  91362-5613

                                                                                                             PERCENT OF
                                                                                                            OUTSTANDING
                  PORTFOLIO                                          NAME OF CONTRACT OWNER                   SHARES
----------------------------------------------------  ---------------------------------------------------   -----------
                                                      H.H. Grooms                                              5.27%
                                                      4946 Stone Mill Rd.
                                                      Birmingham, AL  35223-1640

Roszel/Sound Large Cap Core Portfolio                 Merrill Lynch Life Variable, Separate Account C         10.44%
                                                      Attn: MLIG Finance, Bldg. 3- 3rd Fl.
                                                      4804 Deer Lake Drive East
                                                      Jacksonville, FL  32246

                                                      David Jon Morris                                         7.58%
                                                      264 Proctor Rd.
                                                      Rossville, GA  30741-8418

                                                      SW Maley Trust                                           6.72%
                                                      UAD 8/14/92
                                                      SW Maley Trustee
                                                      P.O. Box 1172
                                                      Boulder, CO  80306

                                                      John E. McCormack                                        6.03%
                                                      146 Equinox Rd.
                                                      Lake George, NY  12845-3402

                                                      Betty J. Lesuer                                          5.22%
                                                      11 Coquina Blvd.
                                                      St. Augustine, FL 32080

Roszel/Valenzuela Mid Cap Value Portfolio             Robert R. Thompson                                       5.74%
                                                      18240 SE Heritage Dr.
                                                      Tequesta, FL  33469-1444

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION

Pursuant to a Management Agreement with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.

Roszel Advisors is a registered investment adviser and a wholly-owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

Each Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Sub-Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. Each Sub-Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Sub-Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Sub-Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

APPROVAL OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board meets on a quarterly basis to review the ongoing operations of the Trust and considers matters bearing on the Management Agreement and Sub-Advisory Agreements at each meeting. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At meetings of the Board held on March 3, 2004 and April 5, 2004, the Board, including all of the independent trustees, approved the continuance of the Management Agreement and the Sub-Advisory Agreements with respect to each Portfolio, other than the Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio and Roszel/Delaware Trend Portfolio, with the assistance of independent counsel to the independent trustees. At the meetings, the Board evaluated, among other things, written information provided by Roszel Advisors and the Sub-Advisers, and answers to questions posed by the Board to representatives of Roszel Advisors. The Board also evaluated information provided by an independent third party which consisted of comparative figures of overall expenses, management fees, non-management fees, brokerage commissions, portfolio turnover and performance of a selected peer group of substantially similar mutual funds, as well as those of a "larger universe" of other mutual funds with the same investment classification/objective.

With respect to Roszel Advisors' performance of its functions, the Board reviewed information that included: (1) the nature and scope of the various management and administrative services provided by Roszel Advisors to the Portfolios, (2) the investment performance of the Portfolios managed by Roszel Advisors, and (3) Roszel Advisors' oversight and monitoring of, and reporting on, each of the Sub-Advisers and the Portfolios' other service providers. With respect to each Sub-Adviser's performance of its functions, the Board reviewed information that included (1) the nature and scope of the portfolio management services that the Sub-Adviser provided to the Portfolios, and (2) the investment performance of the Portfolio(s) managed by the Sub-Adviser. The Board assessed the performance of each Portfolio on an absolute basis, reviewing the investment performance of the Portfolio over appropriate periods. The Board also assessed the investment performance of the Portfolio on a comparative basis, reviewing the investment performance of the Portfolio against appropriate benchmarks and investment performance data of other similar mutual funds, over appropriate periods. In addition, the Board considered whether each Portfolio has operated within its investment objective and its record of compliance with its investment restrictions.

The Management Agreement and Sub-Advisory Agreements with respect to the Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio and Roszel/Delaware Trend Portfolio were approved by the Board at a meeting held on February 19, 2003. In approving the Management Agreement and Sub-Advisory Agreements on behalf of these Portfolios, the Board considered factors similar to those it considered with respect to the continuance of the Management Agreement and Sub-Advisory Agreements on behalf of the other Portfolios of the Trust, as described in this discussion.

Management Agreement

In approving the Management Agreement, the Board concluded with respect to each Portfolio that the management fee paid by the Portfolio and the Portfolio's overall expenses were reasonable.

In reaching the conclusion that the management fee to be paid by each Portfolio under the Management Agreement was reasonable, the Board considered the management fee in light of a variety of factors, including: (1) the nature and quality of services provided to the Portfolio; (2) Roszel Advisors' estimated costs in providing those services and its estimated profitability in providing such services, including the fact that Roszel Advisors pays the Portfolio's Sub-Adviser a sub-advisory fee; (3) the economies of scale, if any, realized by Roszel Advisors; (4) the management fee paid by the Portfolio compared to management fees paid by other comparable mutual funds; (5) the expense ratio of the Portfolio compared to expense ratios of other comparable mutual funds; (6) other benefits to be derived by Roszel Advisors and its affiliates in connection with Roszel Advisors' relationship with the Trust and the Portfolio; (7) other benefits to be derived by the Trust and the Portfolio in connection with their relationship with Roszel Advisors and its affiliates; (7) the current and projected size of the Portfolios; and (8) the fact that Roszel Advisors has contractually agreed to reimburse the Portfolios for certain operating expenses in excess of a stated rate, including the fact that Roszel Advisers has reimbursed each of the Portfolios pursuant to this undertaking.

In reaching the conclusion that the overall expenses of the Portfolios were reasonable, the Board compared the expense ratios and the non-management fee expenses of each Portfolio with those of other comparable mutual funds. Given that similar mutual funds may allocate other operating expenses differently, the Board noted that a comparison of aggregate fees and expenses can be more meaningful than a comparison of advisory fees only and/or comparison of other operating expenses only. The Board also considered the fact that Roszel Advisors has contractually agreed to reimburse the Portfolios for certain operating expenses in excess of a stated rate.

The Board reviewed the Roszel Advisors' estimated profit/loss situation with respect to each Portfolio and across all of the Portfolios on an aggregate basis.

Sub-Advisory Agreements

In approving the Sub-Advisory Agreements, the Board concluded with respect to each of Portfolio that the sub-advisory fee paid by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature and quality of services provided to the Portfolio; (2) in most cases, the Sub-Adviser's estimated costs in providing those services and its estimated profitability in providing such services; (3) the economies of scale, if any, to be realized by the Sub-Adviser; (4) the sub-advisory fee to be paid by the Portfolio compared to sub-advisory fees paid by other comparable mutual funds; (5) other benefits to be derived by the Sub-Adviser and its affiliates in connection with the Sub-Adviser's relationship with the Trust and the Portfolio; (6) the current and projected size of the Portfolios; (7) brokerage commissions and portfolio turnover; and (8) that certain Sub-Advisers may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to the Sub-Adviser as part of the brokers' provision of brokerage services to the Portfolios.

The foregoing discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement and the Sub-Advisory Agreements. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, any portfolio transaction expenses that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust's shares under federal securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

MANAGEMENT FEES

The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the period July 1, 2002 through December 31, 2002 and for the fiscal year ended December 31, 2003.

                                                       ANNUAL RATE
                                                        (AS % OF       FISCAL PERIOD   FISCAL YEAR
                                                      AVERAGE DAILY       ENDED           ENDED
                      PORTFOLIO                        NET ASSETS)       12/31/02       12/31/03
                      ---------                       -------------    -------------   -----------
Roszel/Lord Abbett Large Cap Value Portfolio               0.80%        $    9,464     $    66,722
Roszel/Levin Large Cap Value Portfolio                     0.80%        $    4,152     $    22,967
Roszel/MLIM Relative Value Portfolio                       0.80%        $   10,435     $    88,600
Roszel/Lord Abbett Affiliated Portfolio                    0.80%               N/A     $    94,666
Roszel/Sound Large Cap Core Portfolio                      0.80%        $    1,075     $     6,451
Roszel/INVESCO-NAM Large Cap Core Portfolio                0.80%        $    2,800     $    17,380
Roszel/Nicholas-Applegate Large Cap Growth Portfolio       0.80%        $    1,163     $     9,018
Roszel/Rittenhouse Large Cap Growth Portfolio              0.80%        $   10,795     $    73,196
Roszel/Seneca Large Cap Growth Portfolio                   0.80%        $    4,268     $    24,046
Roszel/PIMCO CCM Capital Appreciation Portfolio            0.80%               N/A     $   271,448
Roszel/Valenzuela Mid Cap Value Portfolio                  0.80%        $    5,211     $    31,767
Roszel/Lord Abbett Mid Cap Value Portfolio                 0.85%        $  297,209     $ 1,066,154
Roszel/Seneca Mid Cap Growth Portfolio                     0.80%        $    3,100     $    23,385
Roszel/Seligman Mid Cap Growth Portfolio                   0.85%        $   46,021     $   176,945
Roszel/NWQ Small Cap Value Portfolio                       0.85%        $    3,839     $    31,431
Roszel/PIMCO Small Cap Value Portfolio                     0.85%        $  134,436     $   424,531
Roszel/ Delaware Small-Mid Cap Growth Portfolio(1)         0.85%        $    3,471     $    15,724
Roszel/JP Morgan Small Cap Growth Portfolio                0.95%        $  172,301     $   519,177
Roszel/Delaware Trend Portfolio                            0.85%               N/A     $   177,849
Roszel/Lazard International Portfolio                      0.85%        $    1,368     $    18,888
Roszel/Credit Suisse International Portfolio               0.85%        $    5,645     $    26,095
Roszel/Lord Abbett Government Securities Portfolio         0.65%        $   11,656     $    73,400
Roszel/MLIM Fixed-Income Portfolio(2)                      0.65%        $   15,914     $   105,068
Roszel/Lord Abbett Bond Debenture Portfolio                0.80%        $    3,095     $    50,658

----------
(1) Effective March 3, 2003, the Portfolio's management fee rate changed from 0.95% to 0.85%.

(2) Effective May 1, 2004, the Portfolio's management fee rate changed from 0.70% to 0.65%.

The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the Board. The expense limitation is effected by waivers by Roszel Advisors of its advisory fees and reimbursements of expenses exceeding the advisory fee for the fiscal years ended December 31, 2002 and December 31, 2003. Each Portfolio's total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements are set forth in the tables below.

                                                                                 TOTAL
                                                          TOTAL               WAIVERS/RE-
                                                       EXPENSES FOR           IMBURSEMENTS
                                                         THE YEAR             FOR THE YEAR
                                                          ENDED      EXPENSE     ENDED
                    PORTFOLIO                           12/31/03      LIMIT      12/31/03
                    ---------                          -----------   -------  ------------
Roszel/Lord Abbett Large Cap Value Portfolio              1.92%       1.10%     $68,493
Roszel/Levin Large Cap Value Portfolio                    3.34%       1.10%     $64,445
Roszel/MLIM Relative Value Portfolio                      1.64%       1.10%     $60,347
Roszel/Lord Abbett Affiliated Portfolio                   1.61%       1.10%     $60,517
Roszel/Sound Large Cap Core Portfolio                     9.10%       1.10%     $64,567
Roszel/INVESCO-NAM Large Cap Core Portfolio               3.90%       1.10%     $60,963
Roszel/Nicholas-Applegate Large Cap Growth Portfolio      6.57%       1.10%     $61,703
Roszel/Rittenhouse Large Cap Growth Portfolio             1.74%       1.10%     $58,695
Roszel/Seneca Large Cap Growth Portfolio                  3.07%       1.10%     $59,141
Roszel/PIMCO CCM Capital Appreciation Portfolio           1.21%       1.10%     $38,851
Roszel/Valenzuela Mid Cap Value Portfolio                 2.62%       1.10%     $60,407
Roszel/Lord Abbett Mid Cap Value Portfolio                1.21%       1.15%     $72,855
Roszel/Seneca Mid Cap Growth Portfolio                    3.20%       1.10%     $61,361
Roszel/Seligman Mid Cap Growth Portfolio                  1.43%       1.15%     $57,848
Roszel/NWQ Small Cap Value Portfolio                      2.73%       1.15%     $58,487
Roszel/PIMCO Small Cap Value Portfolio                    1.34%       1.15%     $95,500
Roszel/Delaware Small-Mid Cap Growth Portfolio            4.69%       1.16%     $64,350
Roszel/JP Morgan Small Cap Growth Portfolio               1.39%       1.25%     $78,029
Roszel/Delaware Trend Portfolio                           1.36%       1.15%     $43,329
Roszel/Lazard International Portfolio                     3.96%       1.15%     $62,464
Roszel/Credit Suisse International Portfolio              3.17%       1.15%     $62,052
Roszel/Lord Abbett Government Securities Portfolio        1.56%       0.95%     $68,844
Roszel/MLIM Fixed-Income Portfolio(1)                     1.43%       0.95%     $64,472
Roszel/Lord Abbett Bond Debenture Portfolio               2.15%       1.10%     $66,604

----------

(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

                                                                         TOTAL WAIVERS/
                                                       TOTAL EXPENSES    REIMBUSEMENTS
                                                       FOR THE PERIOD   FOR THE PERIOD
                   PORTFOLIO                           ENDED 12/31/02   ENDED 12/31/02
                   ---------                           --------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                6.01%          $ 58,128
Roszel/Levin Large Cap Value Portfolio                     11.09%          $ 51,844
Roszel/MLIM Relative Value Portfolio                        5.23%          $ 53,942
Roszel/Sound Large Cap Core Portfolio                      39.23%          $ 51,227
Roszel/INVESCO-NAM Large Cap Core Portfolio                16.20%          $ 52,845
Roszel/Nicholas-Applegate Large Cap Growth Portfolio       35.23%          $ 49,556
Roszel/Rittenhouse Large Cap Growth Portfolio               5.05%          $ 53,323
Roszel/Seneca Large Cap Growth Portfolio                   10.21%          $ 48,613
Roszel/Valenzuela Mid Cap Value Portfolio                   9.34%          $ 53,675
Roszel/Lord Abbett Mid Cap Value Portfolio                  1.53%          $133,738
Roszel/Seneca Mid Cap Growth Portfolio                     13.51%          $ 48,062
Roszel/Seligman Mid Cap Growth Portfolio                    2.29%          $ 61,840
Roszel/NWQ Small Cap Value Portfolio                       12.22%          $ 50,000
Roszel/PIMCO Small Cap Value Portfolio                      1.99%          $132,673
Roszel/Delaware Small-Mid Cap Growth Portfolio             17.03%          $ 57,621
Roszel/JP Morgan Small Cap Growth Portfolio                 2.02%          $140,466
Roszel/Lazard International Portfolio                      31.35%          $ 48,578
Roszel/Credit Suisse International Portfolio                9.47%          $ 55,247
Roszel/Lord Abbett Government Securities Portfolio          3.82%          $ 51,420
Roszel/MLIM Fixed-Income Portfolio                          3.66%          $ 60,374
Roszel/Lord Abbett Bond Debenture Portfolio                13.76%          $ 49,008

SUB-ADVISERS

The Sub-Advisers are identified below. From time to time, Roszel Advisors may change a Portfolio's Sub-Adviser.

     SUB-ADVISER                          OWNERSHIP AND ADDRESS
     -----------                          ---------------------
Credit Suisse Asset     Credit Suisse Asset Management, LLC ("CSAM") is part of
Management, LLC         Credit Suisse Asset Management, the institutional and
                        mutual fund asset management arm of Credit Suisse First
                        Boston. CSAM and its affiliates had approximately $51
                        billion in the U.S. and $317.9 billion globally in
                        assets under management as of December 31, 2003. Its
                        principal business address is 466 Lexington Avenue, New
                        York, NY 10017.

Delaware Management     Delaware Management Company, a series of Delaware
Company                 Management Business Trust, is an indirect, wholly owned
                        subsidiary of Delaware Management Holdings, Inc.
                        Delaware Management Company and its affiliates had
                        approximately $103 billion in assets under management as
                        of December 31, 2003. Its principal business address is
                        2005 Market Street, Philadelphia, PA 19103-7094.

     SUB-ADVISER                          OWNERSHIP AND ADDRESS
     -----------                          ---------------------
J.P. Morgan Investment  J.P. Morgan Investment Management Inc. ("J.P. Morgan"),
Management Inc.         an indirect wholly-owned subsidiary of J.P. Morgan Chase
                        and Co., is a publicly-traded bank holding company. As
                        of December 31, 2003, J.P. Morgan and its affiliates had
                        approximately $559 billion in assets under management.
                        Its principal business address is 522 Fifth Avenue, New
                        York, NY 10036.

J. & W. Seligman & Co.  J. & W. Seligman & Co. Incorporated founded in 1864, had
Incorporated            assets of approximately $21.1 billion under management
                        as of December 31, 2003. Its principal office is located
                        at 100 Park Avenue, New York, NY 10017.

John A. Levin & Co.,    John A. Levin & Co., Inc., established in 1996, is
Inc.                    wholly-owned by Levin Management Co., Inc., a
                        wholly-owned subsidiary of BKF Capital Group, Inc. John
                        A. Levin & Co., Inc. had approximately $12.7 billion in
                        assets under management as of December 31, 2003. Its
                        principal business address is One Rockefeller Plaza, New
                        York, NY 10020.

Lazard Asset            Lazard Asset Management LLC, a subsidiary of Lazard
Management LLC          Freres & Co. LLC, had approximately $69.1 billion in
                        assets under management as of December 31, 2003. Its
                        principal business address is 30 Rockefeller Plaza, 57th
                        Floor, New York, NY 10112.

Lord, Abbett & Co. LLC  Lord, Abbett & Co. LLC had approximately $72 billion in assets under management as of December 31, 2003. Its principal business address is 90 Hudson Street, Jersey
                        City, NJ 07302.

Merrill Lynch           Merrill Lynch Investment Managers, L.P. is an indirect
Investment Managers,    subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch
L.P.                    Investment Managers, L.P. and its advisory affiliates
                        had approximately $500 billion in assets under
                        management as of December 31, 2003. Its principal
                        business address is 800 Scudders Mill Road, 2D,
                        Plainsboro, NJ 08536.

INVESCO-NAM             INVESCO-NAM is a division of INVESCO Institutional
                        (N.A.), Inc. INVESCO Institutional is a division of its
                        parent company, AMVESCAP PLC. INVESCO Institutional had
                        approximately $200 billion in assets under management as
                        of December 31, 2003. INVESCO-NAM's principal business
                        address is 406 West Market Street, Suite 2500,
                        Louisville, KY 40202.

     SUB-ADVISER                          OWNERSHIP AND ADDRESS
     -----------                          ---------------------
Nicholas-Applegate      Nicholas-Applegate Capital Management, LLC, is a
Capital Management,     subsidiary of Allianz Dresdner Asset Management of
LLC                     America, which is a wholly owned subsidiary of Allianz
                        AG, a German financial services company with global
                        operations. Nicholas-Applegate Capital Management, LLC
                        had approximately $18.1 billion in assets under
                        management as of December 31, 2003. Its principal
                        business office is 600 West Broadway, Suite 2900, San
                        Diego, CA 92101.

NWQ Investment          NWQ Investment Management Company, LLC ("NWQ") is a
Management Company,     wholly owned subsidiary of Nuveen Investments, Inc. NWQ
LLC                     had approximately $13.6 billion in assets under
                        management as of December 31, 2003. NWQ's principal
                        business address is 2049 Century Park East, 4th Floor,
                        Los Angeles, CA 90067.

PIMCO Advisors Retail   PIMCO Advisors Retail Holdings LLC and it advisory
Holdings LLC/NFJ        affiliates had approximately $494 billion in assets
Investment Group L.P.   under management as of December 31, 2003. Its principal
                        business address is 1345 Avenue of the Americas, 50th
                        Floor, New York, NY 10105-4800.

                        NFJ Investment Group L.P., located at 2121 San Jacinto,
                        Suite 1840, Dallas, TX 75201, provides advisory services to mutual funds and institutional accounts. NFJ
                        Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989, Accounts managed by NFJ Investment
                        Group L.P. had assets as of December 31, 2003, of approximately $5 billion.

PIMCO Advisors Retail   PIMCO Advisors Retail Holdings LLC and it advisory
Holdings LLC/Cadence    affiliates had approximately $494 billion in assets
Capital Management LLC  under management as of December 31, 2003. Its principal business address is 1345 Avenue of the Americas, 50th
                        Floor, New York, NY 10105-4800.

                        Cadence Capital Management LLC, located at 265 Franklin
                        Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts.
                        Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2003, of approximately $ 5.7 billion.

     SUB-ADVISER                          OWNERSHIP AND ADDRESS
     -----------                          ---------------------
Rittenhouse Asset       Rittenhouse Asset Management, Inc. ("Rittenhouse") is a
Management, Inc.        Pennsylvania corporation with $12 billion in assets
                        under management as of December 31, 2003. Rittenhouse is
                        a wholly owned subsidiary of Nuveen Investments, Inc.
                        Its principal business address is Five Radnor Corporate
                        Center, Suite 300, 100 Matsonford Road, Radnor, PA
                        19087-4599.

Seneca Capital          Seneca Capital Management LLC, formerly GMG/Seneca
Management LLC          Capital Management, LP, is a California limited
                        liability company which commenced operations in October
                        1989. On July 17, 1997, Phoenix Investment Partners,
                        Ltd. acquired 74.9% interest in GMG/Seneca Capital
                        Management, LP. Seneca Capital Management LLC had
                        approximately $14 billion in assets under management as
                        of December 31, 2003. Seneca Capital Management LLC's
                        principal business address is 909 Montgomery Street, 5th
                        Floor, San Francisco, CA 94133.

Sound Capital Partners  Sound Capital Partners is a division of The Burridge
                        Group LLC, a limited liability company. Sound Capital
                        Partners had approximately $658 million in assets under management as of December 31, 2003. The Burridge Group
                        LLC's principal office is located at 333 West Wacker
                        Drive, Chicago, IL 60606.

Valenzuela Capital      Valenzuela Capital Partners, LLC, founded in 1989, is a
Partners LLC            limited liability corporation with approximately $1.3
                        billion in assets under management as of December 31,
                        2003. Its principal business address is 1270 Avenue of
                        the Americas, Suite 2350, New York, NY 10020.

SUB-ADVISORY AGREEMENTS

The Board, including a majority of the independent trustees, approved the Sub-Advisory Agreements for the Portfolios with their respective Sub-Advisers, as indicated below.

             PORTFOLIO                             SUB-ADVISER                   DATE
             ---------                             -----------                   ----
Roszel/Lord Abbett Large Cap Value     Lord, Abbett & Co. LLC               March 3, 2004
Portfolio

Roszel/Levin Large Cap Value           John A. Levin & Co., Inc.            March 3, 2004
Portfolio

Roszel/MLIM Relative Value             Merrill Lynch Investment Managers,   March 3, 2004
Portfolio                              L.P.

             PORTFOLIO                             SUB-ADVISER                   DATE
             ---------                             -----------                   ----
Roszel/Lord Abbett Affiliated          Lord, Abbett & Co. LLC               February 19, 2003
Portfolio

Roszel/Sound Large Cap Core            Sound Capital Partners               March 3, 2004
Portfolio

Roszel/INVESCO-NAM Large Cap           INVESCO- NAM                         March 3, 2004
Core Portfolio

Roszel/Nicholas-Applegate Large Cap    Nicholas-Applegate Capital           March 3, 2004
Growth Portfolio                       Management, LLC

Roszel/Rittenhouse Large Cap           Rittenhouse Asset Management, Inc.   March 3, 2004
Growth Portfolio

Roszel/Seneca Large Cap Growth         Seneca Capital Management LLC        March 3, 2004
Portfolio

Roszel/PIMCO CCM Capital               PIMCO Advisors Retail Holdings       February 19, 2003
Appreciation Portfolio                 LLC/Cadence Capital Management
                                       LLC

Roszel/Valenzuela Mid Cap Value        Valenzuela Capital Partners LLC      March 3, 2004
Portfolio

Roszel/Lord Abbett Mid Cap Value       Lord, Abbett & Co. LLC               March 3, 2004
Portfolio

Roszel/Seneca Mid Cap Growth           Seneca Capital Management LLC        March 3, 2004
Portfolio

Roszel/Seligman Mid Cap Growth         J. & W. Seligman & Co. Incorporated  March 3, 2004
Portfolio

Roszel/NWQ Small Cap Value             NWQ Investment Management            March 3, 2004
Portfolio                              Company, LLC

Roszel/PIMCO Small Cap Value           PIMCO Advisors Retail Holdings       March 3, 2004
Portfolio                              LLC/NFJ Investment Group L.P.

Roszel/Delaware Small-Mid Cap          Delaware Management Company          February 19, 2003
Growth Portfolio

Roszel/JP Morgan Small Cap Growth      J.P. Morgan Investment Management    March 3, 2004
Portfolio                              Inc.

Roszel/Delaware Trend Portfolio        Delaware Management Company          February 19, 2003

             PORTFOLIO                             SUB-ADVISER                   DATE
             ---------                             -----------                   ----
Roszel/Lazard International Portfolio  Lazard Asset Management, LLC         March 3, 2004

Roszel/Credit Suisse International     Credit Suisse Asset Management, LLC  March 3, 2004
Portfolio

Roszel/Lord Abbett Government          Lord, Abbett & Co. LLC               March 3, 2004
Securities Portfolio

Roszel/MLIM Fixed-Income Portfolio     Merrill Lynch Investment Managers,   April 5, 2004
                                       L.P.

Roszel/Lord Abbett Bond Debenture      Lord, Abbett & Co. LLC               March 3, 2004
Portfolio

Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable Sub-Adviser, or by Roszel Advisors, or by a Sub-Adviser, on sixty days written notice to the other. Each Sub-Advisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the Management Agreement between Roszel Advisors and the Trust. Otherwise, each Sub-Advisory Agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and
(2) a majority vote of the Independent Trustees.

SUB-ADVISORY FEES

The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each Sub-Adviser under the applicable Sub-Advisory Agreement.

               PORTFOLIO                                    SUB-ADVISER                              SUB-ADVISORY FEE
               ---------                                    -----------                              ----------------
Roszel/Lord Abbett Large Cap Value         Lord, Abbett & Co. LLC                      0.35% on the first $200 million,
Portfolio                                                                              0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Levin Large Cap Value Portfolio     John A. Levin & Co., Inc.                   0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/MLIM Relative Value Portfolio       Merrill Lynch Investment Managers, L.P.     0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Lord Abbett Affiliated Portfolio    Lord, Abbett & Co. LLC                      0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

               PORTFOLIO                                    SUB-ADVISER                              SUB-ADVISORY FEE
               ---------                                    -----------                              ----------------
Roszel/Sound Large Cap Core Portfolio      Sound Capital Partners                      0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/INVESCO-NAM Large Cap Core          INVESCO-National Asset Management Group     0.35% on the first $200 million,
Portfolio                                                                              0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Nicholas-Applegate Large Cap        Nicholas-Applegate Capital Management, LLC  0.35% on the first $200 million,
Growth Portfolio                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Rittenhouse Large Cap Growth        Rittenhouse Asset Management, Inc.          0.35% on the first $200 million,
Portfolio                                                                              0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Seneca Large Cap Growth Portfolio   Seneca Capital Management LLC               0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/PIMCO CCM Capital Appreciation      PIMCO Advisors Retail Holdings LLC/Cadence  0.35% on the first $200 million,
Portfolio                                  Capital Management LLC                      0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Valenzuela Mid Cap Value Portfolio  Valenzuela Capital Partners LLC             0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Lord Abbett Mid Cap Value           Lord, Abbett & Co. LLC                      0.40% on the first $200 million,
Portfolio                                                                              0.35% on the second $200 million, and
                                                                                       0.30% on assets in excess of $400 million

Roszel/Seneca Mid Cap Growth Portfolio     Seneca Capital Management LLC               0.35% on the first $200 million,
                                                                                       0.27% on the second $200 million, and
                                                                                       0.25% on assets in excess of $400 million

Roszel/Seligman Mid Cap Growth Portfolio   J. & W. Seligman & Co. Incorporated         0.40% on the first $200 million,
                                                                                       0.35% on the second $200 million, and
                                                                                       0.30% on assets in excess of $400 million

Roszel/NWQ Small Cap Value Portfolio       NWQ Investment Management Company, LLC      0.40% on the first $200 million,
                                                                                       0.32% on the second $200 million, and
                                                                                       0.30% on assets in excess of $400 million

Roszel/PIMCO Small Cap Value Portfolio     PIMCO Advisors Retail Holdings LLC/NFJ      0.44% on the first $200 million,
                                           Investment Group L.P.                       0.35% on the second $200 million, and
                                                                                       0.30% on assets in excess of $400 million

               PORTFOLIO                                    SUB-ADVISER                              SUB-ADVISORY FEE
               ---------                                    -----------                              ----------------
Roszel/Delaware Small-Mid Cap Growth       Delaware Management Company                 0.40% on the first $100 million,
Portfolio                                                                              0.35% on the second $100 million, and
                                                                                       0.33% on assets in excess of $200 million

Roszel/JP Morgan Small Cap Growth          J.P. Morgan Investment Management  Inc.     0.50% on the first $1 billion, and
Portfolio                                                                              0.45% on assets in excess of $1 billion

Roszel/Delaware Trend Portfolio            Delaware Management Company                 0.40% on the first $100 million,
                                                                                       0.35% on the second $100 million, and
                                                                                       0.33% on assets in excess of $200 million

Roszel/Lazard International Portfolio      Lazard Asset Management, LLC                0.45% on the first $200 million,
                                                                                       0.40% on the second $200 million, and
                                                                                       0.35% on assets in excess of $400 million

Roszel/Credit Suisse International         Credit Suisse Asset Management, LLC         0.40% on the first $200 million,
Portfolio                                                                              0.32% on the second $200 million, and
                                                                                       0.30% on assets in excess of $400 million

Roszel/Lord Abbett Government Securities   Lord, Abbett & Co. LLC                      0.20%
Portfolio

Roszel/MLIM Fixed-Income Portfolio         Merrill Lynch Investment Managers, L.P.     0.20%(1)

Roszel/Lord Abbett Bond Debenture          Lord, Abbett & Co. LLC                      0.35% on the first $1 billion,
Portfolio                                                                              0.25% on the next $500 million, and
                                                                                       0.20% on assets in excess of $1.5 billion

----------

(1) Effective May 1, 2004, the Portfolio's sub-advisory fee changed from 0.25% to 0.20%.

The below table reflects the sub-advisory fee paid by Roszel Advisors with respect to each Portfolio for the period July 1, 2002 (commencement of operations) through December 31, 2002 and for the fiscal year ended December 31, 2003.

                                                         PERIOD ENDED        FISCAL YEAR ENDED
                    PORTFOLIO                          DECEMBER 31, 2002     DECEMBER 31, 2003
                    ---------                          -----------------     -----------------
Roszel/Lord Abbett Large Cap Value Portfolio                $  4,142              $ 29,215
Roszel/Levin Large Cap Value Portfolio                      $  1,816              $ 10,056
Roszel/MLIM Relative Value Portfolio                        $  4,567              $ 38,795
Roszel/Lord Abbett Affiliated Portfolio                          N/A              $ 41,534
Roszel/Sound Large Cap Core Portfolio                       $    470              $  2,824
Roszel/INVESCO-NAM Large Cap Core Portfolio                 $  1,225              $  7,610
Roszel/Nicholas-Applegate Large Cap Growth Portfolio        $    508              $  3,948
Roszel/Rittenhouse Large Cap Growth Portfolio               $  4,721              $ 32,038
Roszel/Seneca Large Cap Growth Portfolio                    $  1,867              $ 10,527
Roszel/PIMCO CCM Capital Appreciation Portfolio                  N/A              $118,867
Roszel/Valenzuela Mid Cap Value Portfolio                   $  2,279              $ 13,911
Roszel/Lord Abbett Mid Cap Value Portfolio                  $139,856              $502,250
Roszel/Seneca Mid Cap Growth Portfolio                      $  1,355              $ 10,238
Roszel/Seligman Mid Cap Growth Portfolio                    $ 21,648              $ 83,339
Roszel/NWQ Small Cap Value Portfolio                        $  1,806              $ 14,814
Roszel/PIMCO Small Cap Value Portfolio                      $ 69,599              $219,687
Roszel/Delaware Small-Mid Cap Growth Portfolio              $  1,826              $  7,526
Roszel/JP Morgan Small Cap Growth Portfolio                 $ 90,640              $273,500
Roszel/Delaware Trend Portfolio                                  N/A              $ 83,772
Roszel/Lazard International Portfolio                       $    724              $ 10,010
Roszel/Credit Suisse International Portfolio                $  2,656              $ 12,292
Roszel/Lord Abbett Government Securities Portfolio          $  3,587              $ 22,579
Roszel/MLIM Fixed-Income Portfolio                          $  5,684              $ 37,518
Roszel/Lord Abbett Bond Debenture Portfolio                 $  1,354              $ 22,123

ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS

The managers and principal officers of Roszel Advisors are:

                                POSITION WITH                 POSITION
        NAME                   ROSZEL ADVISORS               WITH THE TRUST
---------------------  ----------------------------  -----------------------------
John Manetta           Manager, President and Chief  None
                       Investment Officer

J. David Meglen        Vice President and Chief      Vice President
                       Operating Officer

Jerome Davies          Treasurer                     Treasurer and Chief Financial
                                                     Officer

Edward W. Diffin, Jr.  Secretary and Compliance      Secretary
                       Director

ADMINISTRATOR

Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. ("J.P. Morgan Investor Services") serves as the Trust's Administrator. As the Administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust's other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.

Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust,
(5) financial accounting services, (6) facilitating and managing Board meetings,
(7) scheduling, planning and managing shareholders meeting, (8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust's shareholders.

Financial accounting services include: (a) daily computation of each Portfolio's net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing Board meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.

For providing these services, the Trust pays J.P. Morgan Investor Services an annual fee of $30,000 per Portfolio plus an asset-based charge calculated according to the following schedule:

      0.10 of 1% on the Portfolio's first $2.4 billion in average daily net assets; plus

      0.075 of 1% of the Portfolio's remaining average daily net assets in excess of $2.4 billion; plus

      0.055 of 1% of the Portfolio's remaining average daily net assets in excess of $4.8 billion.

For the period July 1, 2002 (commencement of operations) through December 31, 2002 and for the fiscal year ended December 31, 2003, the Trust paid J.P. Morgan Investor Services $581,301 and $1,455,253, respectively, for services as the Trust's Administrator.

J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S").

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer's execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction, (4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer's operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, (7) the sale of variable contracts by a dealer, and (8) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.

With regard to (8) above, a brokerage service arrangement is an arrangement whereby an Adviser, at the direction of the Trust, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Portfolio. Often, such rebates take the form of the broker using the rebate to pay expenses of the Portfolio or the Trust, such as service provider fees (typically those of the custodian or transfer agent).

On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The Board will review and approve all of each Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the period July 1, 2002 (commencement of operations) through December 31, 2002 and for the fiscal year ended December 31, 2003, the Portfolios paid brokerage commissions as set forth below:

                                                       FISCAL PERIOD ENDED   FISCAL YEAR ENDED
                    PORTFOLIO                           DECEMBER 31, 2002    DECEMBER 31, 2003
                    ---------                          -------------------   -----------------
Roszel/Lord Abbett Large Cap Value Portfolio                $ 12,135              $ 12,709
Roszel/Levin Large Cap Value Portfolio                         4,954                 9,957
Roszel/MLIM Relative Value Portfolio                           5,604                 6,664
Roszel/Lord Abbett Affiliated Portfolio*                         N/A                78,580
Roszel/Sound Large Cap Core Portfolio                          1,315                 2,381
Roszel/INVESCO-NAM Large Cap Core Portfolio                      808                 1,126
Roszel/Nicholas-Applegate Large Cap Growth Portfolio             854                 6,180
Roszel/Rittenhouse Large Cap Growth Portfolio                  7,790                 5,695
Roszel/Seneca Large Cap Growth Portfolio                       4,532                 9,691
Roszel/PIMCO CCM Capital Appreciation Portfolio*                 N/A               138,410
Roszel/Valenzuela Mid Cap Value Portfolio                     10,839                13,964
Roszel/Lord Abbett Mid Cap Value Portfolio                   371,096               189,915
Roszel/Seneca Mid Cap Growth Portfolio                         3,930                17,975
Roszel/Seligman Mid Cap Growth Portfolio                      59,227               138,204
Roszel/NWQ Small Cap Value Portfolio                           6,193                12,968
Roszel/PIMCO Small Cap Value Portfolio                       165,141               180,474
Roszel/Delaware Small-Mid Cap Growth Portfolio                                       3,443
Roszel/JP Morgan Small Cap Growth Portfolio                   61,975                79,304
Roszel/Delaware Trend Portfolio*                                 N/A                76,999
Roszel/Lazard International Portfolio                            701                 1,898
Roszel/Credit Suisse International Portfolio                   6,958                16,634
Roszel/Lord Abbett Government Securities Portfolio                 0                     0
Roszel/MLIM Fixed-Income Portfolio                                 0                     0
Roszel/Lord Abbett Bond Debenture Portfolio                       79                   497

* The Portfolio commenced operations on May 1, 2003.

For the fiscal years ended December 31, 2003, and December 31, 2002, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), Citation Financial Group and Broadcourt Capital as set forth below. Citation Financial Group is a division of Merrill Lynch and has a brokerage service arrangement with the Trust on behalf of each of the Portfolios. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with either Merrill Lynch (the ultimate corporate parent of Roszel Advisors)or the Sub-Advisers. The table below presents for the fiscal year ended December 31, 2003, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio's commissions paid to that affiliated broker and the percentage of each Portfolio's brokerage business effected by that broker.

                                    BROKERAGE
                                   COMMISSIONS                       PERCENTAGE OF PORTFOLIO'S
                                     PAID FOR      PERCENTAGE OF          DOLLAR AMOUNT OF
                                   FISCAL YEAR      PORTFOLIO'S        TRANSACTIONS EFFECTED
                                  ENDED DEC 31,    COMMISSIONS TO        THROUGH AFFILIATED
           PORTFOLIO                   2003      AFFILIATED BROKERS           BROKERS                   BROKER
-------------------------------   -------------  ------------------  -------------------------  ------------------------
Roszel/Lord Abbett Large Cap        $    518           4.08%                   3.75%                   Merrill Lynch
Value Portfolio                          684           5.38                    6.09             Citation Financial Group

Roszel/Levin Large Cap Value             177           1.78                    1.97                   Merrill Lynch
Portfolio                              2,395          24.05                   22.95             Citation Financial Group

Roszel/MLIM Relative Value                18           0.27                    0.16                   Merrill Lynch
Portfolio

Roszel/Sound Large Cap Core               83           3.49                    3.55                   Merrill Lynch
Portfolio

Roszel/INVESCO-NAM Large                 N/A            N/A                     N/A                        N/A
Cap Core Portfolio

Roszel/Nicholas-Applegate                225           3.64                    8.31                   Merrill Lynch
Large Cap Growth Portfolio             1,306          21.13                   21.79             Citation Financial Group

Roszel/Rittenhouse Large Cap           3,777          66.32                   64.46             Citation Financial Group
Growth Portfolio

Roszel/Seneca Large Cap                  599           6.18                    6.00                   Merrill Lynch
Growth Portfolio                       3,129          32.29                   26.80             Citation Financial Group
                                          12           0.12                    0.32                Broadcourt Capital

Roszel/Valenzuela Mid Cap              2,077          14.87                   18.04                   Merrill Lynch
Value Portfolio                          282           2.02                    2.02             Citation Financial Group

Roszel/Lord Abbett Mid Cap            20,237          10.66                    9.18                   Merrill Lynch
Value Portfolio                       15,679           8.26                    8.10             Citation Financial Group
                                         700           0.37                    0.17                Broadcourt Capital

Roszel/Seneca Mid Cap Growth             840           4.67                    3.76                   Merrill Lynch
Portfolio                              3,753          20.88                   15.73             Citation Financial Group

Roszel/Seligman Mid Cap               28,721          20.78                   13.34                   Merrill Lynch
Growth Portfolio                       1,672           1.21                    0.73             Citation Financial Group

Roszel/NWQ Small Cap Value               753           5.81                    2.62                   Merrill Lynch
Portfolio                              3,655          28.18                   24.77             Citation Financial Group

Roszel/PIMCO Small Cap Value           5,060           2.80                    2.79                   Merrill Lynch
Portfolio                             42,823          23.73                   24.59             Citation Financial Group
                                         275           0.15                    0.18                Broadcourt Capital

Roszel/Delaware Small-Mid Cap            468          13.59                   11.20                   Merrill Lynch
Growth Portfolio                         376          10.92                    9.53             Citation Financial Group

Roszel/JP Morgan Small Cap
Growth Portfolio                       6,935           8.74                   11.06                   Merrill Lynch

Roszel/Lazard International               71           3.74                    3.77                   Merrill Lynch
Portfolio

Roszel/Credit Suisse                  12,555          75.48                   68.49                   Merrill Lynch
International Portfolio

Roszel/Lord Abbett Bond
Debenture Portfolio                       19           3.82                    3.40                   Merrill Lynch

Roszel/Lord Abbett Affiliated          1,063           1.35                    1.38                   Merrill Lynch
Portfolio                             53,953          68.66                   60.87             Citation Financial Group
                                          69           0.09                    0.09                Broadcourt Capital

Roszel/PIMCO CCM Portfolio            42,062          30.39                   29.53                   Merrill Lynch
                                      10,400           7.51                    3.97             Citation Financial Group

Roszel/Delaware Trend Portfolio        1,208           1.57                    3.46                   Merrill Lynch
                                       8,137          10.57                   17.39             Citation Financial Group

For the period July 1, 2002 (commencement of operations) through December 31, 2002, the Portfolios paid brokerage commissions to affiliated brokers as set forth in the table below.

                                                        AGGREGATE
                                                          AMOUNT
                                                       OF BROKERAGE
                                                       COMMISSIONS
                                                         PAID TO
                                                        AFFILIATED
                                                         BROKERS
                                                      FOR THE PERIOD
                                                          ENDED
                                                       DECEMBER 31,
                  PORTFOLIO                               2002                 BROKER
----------------------------------------------------  --------------   ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio             $  1,339           Merrill Lynch
                                                            1,006      Citation Financial Group

Roszel/Levin Large Cap Value Portfolio                         44           Merrill Lynch
                                                            3,760      Citation Financial Group

Roszel/MLIM Relative Value Portfolio                          279           Merrill Lynch

Roszel/Sound Large Cap Core Portfolio                         139           Merrill Lynch

Roszel/INVESCO-NAM Large Cap Core Portfolio                    16           Merrill Lynch

Roszel/Nicholas-Applegate Large Cap Growth Portfolio           24           Merrill Lynch
                                                              153      Citation Financial Group

Roszel/Rittenhouse Large Cap Growth Portfolio               6,396      Citation Financial Group

Roszel/Seneca Large Cap Growth Portfolio                      104           Merrill Lynch
                                                            1,319      Citation Financial Group

Roszel/Valenzuela Mid Cap Value Portfolio                     333           Merrill Lynch
                                                            2,225      Citation Financial Group

Roszel/Lord Abbett Mid Cap Value Portfolio                 81,568           Merrill Lynch
                                                           65,763      Citation Financial Group

Roszel/Seneca Mid Cap Growth Portfolio                        199           Merrill Lynch
                                                            1,019      Citation Financial Group

Roszel/Seligman Mid Cap Growth Portfolio                    1,729           Merrill Lynch
                                                           18,030      Citation Financial Group

Roszel/NWQ Small Cap Value Portfolio                           57           Merrill Lynch
                                                            4,774      Citation Financial Group

Roszel/PIMCO Small Cap Value Portfolio                      2,502           Merrill Lynch
                                                           29,612      Citation Financial Group

Roszel/JP Morgan Small Cap Growth Portfolio                11,402           Merrill Lynch
                                                              708         Broadcourt Capital

Roszel/Credit Suisse International Portfolio                3,886           Merrill Lynch
                                                               23      Citation Financial Group

REGULAR BROKER-DEALERS: The Trust's Portfolios' regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Trust; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; or (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2003, the following Portfolios purchased securities issued by the Trust's regular broker-dealers:

                                                            VALUE OF PORTFOLIO
                                                                  HOLDING
             PORTFOLIO               REGULAR BROKER-DEALER    AS OF 12/31/03
-----------------------------------  ---------------------  ------------------
Lord Abbett Large Cap                Citigroup                $  310,024.98

Levin Large Cap                      Citigroup                $   92,274.54
                                     Morgan Stanley           $   37,615.50

Sound Large Cap Core                 Citigroup                $   39,608.64

Invesco-NAM Large Cap Core           Citigroup                $   79,023.12
                                     Morgan Stanley           $   41,434.92

Nicholas-Applegate Large Cap Growth  Citigroup                $   36,259.38

Rittenhouse Large Cap Growth         Citigroup                $  490,254.00
                                     Morgan Stanley           $  179,397.00

Seneca Large Cap Growth              Citigroup                $  116,496.00

Valenzuela Mid Cap Value             Bear Stearns Co.         $   45,971.25

Lazard International                 Credit Suisse Group      $   72,660.00
                                     UBS AG                   $  142,779.00

Lord Abbett Affiliated               Citigroup                $1,020,504.96

PIMCO CCM                            Citigroup                $1,717,345.20
                                     Morgan Stanley           $2,199,060.00

PORTFOLIO TURNOVER

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases a Portfolio's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a Portfolio's performance. For the year ended December 31, 2003, the portfolio turnover rate for the Roszel/Lord Abbett Mid Cap Value, Roszel/Seligman Mid Cap Growth,

Roszel/PIMCO Small Cap Value, Roszel/Lord Abbett Bond Debenture, Roszel/Levin Large Cap Value, Roszel/Sound Large Cap Core, Roszel/Nicholas-Applegate Large Cap Growth, Roszel/Seneca Mid Cap Growth, Roszel/Delaware Small-Mid Cap Growth, Roszel/Credit Suisse International and Roszel/Lord Abbett Government Securities Portfolios varied significantly from the prior fiscal period. This difference in the portfolio turnover rate was due to the fact that the Trust commenced operations on July 1, 2002, midway through fiscal year 2002, and the fact that the Portfolios assets were growing.

                        DETERMINATION OF NET ASSET VALUE


Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.


Assets of the Portfolios are valued as follows:

      (1) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange is determined as of the close of the London Stock Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);

      (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

      (3) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the NYSE;

      (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

      (5) over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies;

      (6) forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

      (7) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and

      (8) debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios' net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of a Portfolio's net asset value unless the Valuation Committee determines that a significant event has occurred since the closing of the foreign market and makes an adjustment. The Portfolios do not invest significantly in securities traded in foreign markets. Instead, the Portfolios generally make investments in foreign companies through ADRs, which are traded in the United States.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.

                      DISTRIBUTION AND REDEMPTION OF SHARES

Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under "Purchase and Redemption of Shares" in the prospectus.

DISTRIBUTION OF SHARES

Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080. Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.

REDEMPTION OF SHARES

The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:

      - trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

      - the SEC by order permits postponement for the protection of shareholders.

                                   TAX MATTERS

PORTFOLIO TAXATION

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Portfolio intends to do, then under the provisions of Subchapter M, the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gain from the sale or disposition of securities (including gain from related investments in foreign currencies), and other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the

Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses.

Section 817(h) Diversification Requirements

Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Portfolios), provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

      - no more than 55% of a Portfolio's total assets may be represented by any one investment

      -     no more than 70% by any two investments

      -     no more than 80% by any three investments

      -     no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Portfolio fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios' Investment Adviser and Sub-Advisers, and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's Investment Adviser and Sub-Advisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2003, the following Portfolios have capital loss carryforwards as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

                                                        EXPIRATION      EXPIRATION
                                                          DATES:          DATES:
                                                       DECEMBER 31,    DECEMBER 31,
                    PORTFOLIO                              2010            2011
                    ---------                          ------------    ------------
Roszel/MLIM Fixed-Income Portfolio                              -         $79,760
Roszel/Rittenhouse Large Cap Growth Portfolio            $ 11,921         $48,258
Roszel/Delaware Small-Mid Cap Growth Portfolio           $ 41,872         $ 1,931
Roszel/Lord Abbett Government Securities Portfolio              -         $86,583
Roszel/JP Morgan Small Cap Growth Portfolio              $858,604               -

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. Each Portfolio will operate so as to qualify for treaty-reduced rates of tax when applicable.

If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Portfolio that invests in certain PIKs, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

                                 CAPITALIZATION

The Trust was organized in Delaware on February 14, 2002 as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-four series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the Board may determine at that time.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the Board and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

VOTING RIGHTS

As an investment company organized as a Delaware statutory trust, the Trust is not required to hold annual shareholders' meetings. The Board will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust's shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following: (1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Board or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a "majority of outstanding voting securities", any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.

MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.

                                 CODES OF ETHICS

The Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors' Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S's Covered Persons.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or Roszel Advisors. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person, director, officer, or employee of the Trust may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics. Each Adviser also has adopted, and the Board has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 or from violating the code.

                              PORTFOLIO PERFORMANCE

PERFORMANCE CHART

The following table shows the total returns for the one year ended December 31, 2003 and for the period from inception to December 31, 2003.

                                                      ONE YEAR
                                                       ENDED     INCEPTION
                                                      DECEMBER  TO DECEMBER
                     PORTFOLIO                        31, 2003   31, 2003
                     ---------                        --------  -----------
Roszel/Lord Abbett Affiliated Portfolio*                  N/A      21.10%
Roszel/PIMCO CCM Capital Appreciation Portfolio*          N/A      18.30%
Roszel/Delaware Trend Portfolio*                          N/A      23.90%
Roszel/Lord Abbett Large Cap Value Portfolio           30.00%      18.78%
Roszel/Levin Large Cap Value Portfolio                 29.26%       6.55%
Roszel/MLIM Relative Value Portfolio                   26.41%      12.49%
Roszel/Sound Large Cap Core Portfolio                  27.00%       9.63%
Roszel/INVESCO-NAM Large Cap Core Portfolio            24.92%       7.15%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio   25.42%       7.68%
Roszel/Rittenhouse Large Cap Growth Portfolio          19.51%       5.83%
Roszel/Seneca Large Cap Growth Portfolio               26.40%       8.66%
Roszel/Valenzuela Mid Cap Value Portfolio              32.53%       3.63%
Roszel/Lord Abbett Mid Cap Value Portfolio             24.71%       8.25%
Roszel/Seneca Mid Cap Growth Portfolio                 30.32%       7.97%
Roszel/Seligman Mid Cap Growth Portfolio               33.33%      14.41%
Roszel/Delaware Small-Mid Cap Growth Portfolio         36.26%       2.53%
Roszel/NWQ Small Cap Value Portfolio                   53.24%      12.04%
Roszel/PIMCO Small Cap Value Portfolio                 33.19%      16.07%
Roszel/JP Morgan Small Cap Growth Portfolio            37.06%      10.71%
Roszel/Lazard International Portfolio                  29.12%       9.95%
Roszel/Credit Suisse International Portfolio           33.80%      12.48%
Roszel/Lord Abbett Government Securities Portfolio      1.79%       5.00%
Roszel/MLIM Fixed-Income Portfolio                      2.37%       3.42%
Roszel/Lord Abbett Bond Debenture Portfolio            17.02%      15.24%

30-DAY YIELD

The 30-day yield for the Portfolios set forth below as of December 31, 2003 were as follows:

                                                      30-DAY YIELD
                                                      ------------
Roszel/Lord Abbett Bond Debenture Portfolio               4.86%
Roszel/Lord Abbett Government Securities Portfolio        4.61%
Roszel/MLIM Fixed-Income Portfolio                        2.13%

                                 OTHER SERVICES

TRANSFER AGENT

Financial Data Services, Inc. ("FDS"), located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust's transfer agent. Services provided by FDS include issuing and recording the Trust's shares, effecting transfers of shares, preparing and issuing dividends and distribution payments, providing certain communications directly to shareholders and maintaining shareholder account records. FDS is obligated to exercise care and diligence in the performance of its duties. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

CUSTODIAN

JPMorgan Chase Bank ("JPMorgan"), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust's assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.

INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the Trust's independent accountants.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.

ADDITIONAL INFORMATION

This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.

                              FINANCIAL STATEMENTS

The Trust's financial statements are contained in the Trust's Annual Report for the fiscal year ended December 31, 2003, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

"Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

"Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

"A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

"A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE BOND RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

             SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

                  GENERAL GUIDELINES FOR THE BOARD OF DIRECTORS

                                                                                Requiring
                                                                                  audit,
                                               Limiting                       compensation,
                                              director &           SHP             and
                           Director and    officer liability   Eliminating,     nominating
               Director       officer          for money      directing, or   committees to
             Nominees in  indemnification     damages for      restricting   consist only of
             uncontested   and liability     violating the      charitable     independent
              elections     protection       duty of care     contributions     directors
-----------  -----------  ---------------  -----------------  -------------  ---------------
    ISS          CBC           CBC(1)           Against          Against         For SHP
   MLIM          For            N/A               N/A              N/A             For
J.P. Morgan      CBC           CBC(1)           Against          Against         For SHP
  INVESCO        For            For               N/A              N/A             N/A
Rittenhouse      CBC           CBC(1)           Against          Against         For SHP
   Levin         CBC            MR                N/A              N/A           For SHP
Lord Abbett       MR            N/A               N/A              N/A             N/A
  Lazard          MR            For               MR               N/A             For
   NACM      Follows ISS   Follows ISS(1)       Against            N/A           For SHP
    JWS          For            For               N/A              CBC             N/A
    NWQ          CBC           CBC(1)           Against          Against         For SHP
Valenzuela       For            CBC             Against          Against         For SHP
   Sound         CBC           CBC(1)           Against          Against         For SHP
  Seneca         For            CBC              For(4)          Against         For SHP
 PIMCO/CCM        MR           For MP           Against            N/A             For
   CSAM          CBC           CBC(1)           Against            N/A           For SHP
 Delaware        CBC           CBC(1)           Against          Against         For SHP

                                           Requiring a
                               Stock       majority of
             Term limits     ownership     independent     Spliting
             for outside    requirements   directors on  Chairman and     Fixing the size
              directors    for directors    the board    CEO positions      of the board
-----------  -----------  ---------------  ------------  -------------  -------------------
    ISS      Against SHP    Against SHP      CBC SHP          CBC               For
   MLIM        Against        Against          For          Against             For
J.P. Morgan  Against SHP      For SHP          For            For               For
  INVESCO        N/A            N/A            For            N/A               N/A
Rittenhouse  Against SHP    Against SHP      For SHP          N/A               For
   Levin       CBC SHP    For MP; CBC SHP    For SHP        CBC SHP             N/A
Lord Abbett      N/A            N/A            N/A            N/A               N/A
  Lazard       Against        Against          For          CBC SHP             N/A
   NACM        Against      Against SHP    Follows ISS        N/A               For
    JWS          MR            MR(2)           For(3)       For SHP     For MP; Against SHP
    NWQ      Against SHP    Against SHP      CBC SHP          CBC               For
Valenzuela   Against SHP    Against SHP        CBC            CBC               CBC
   Sound     Against SHP    Against SHP      For SHP        CBC SHP             For
  Seneca     Against SHP    Against SHP     CBC SHP(5)    Against SHP         Against
 PIMCO/CCM   Against SHP    Against SHP        For            N/A              For MP
   CSAM      Against SHP        N/A         For SHP(6)      For SHP             N/A
 Delaware    Against SHP    Against SHP      For SHP        CBC SHP             For

--------

(1) Votes against proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness indemnification. Will vote for only those proposals that provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

(2) Follows MR as to specific levels of stock ownership but vote for SHP requiring directors to own some shares.

(3)   Will vote against the entire board if less than 75% is independent.

(4) As long as there is no conflict with applicable law and only future actions are covered.

(5)   Votes against requiring a supermajority of independent directors.

(6)   Up to 2/3 independent.

KEY FOR PROXY SUMMARIES
CBC: Case-by-Case
Follows ISS: the Sub-Adviser will follow the recommendation of ISS on each individual proposal

MR: Follows Management's recommendation
SHP: Shareholder Proposal
SH: Shareholder

          GENERAL GUIDELINES FOR PROXY CONTESTS AND CORPORATE DEFENSES

                                                                            Allowing
                                                                        shareholders to
               Director   Reimbursing                                     nominate or
             nominees in     proxy                        Removal of         remove
              contested   solicitation      Board       directors only     directors
              elections     expenses    classification     for cause        directly
-----------  -----------  ------------  --------------  --------------  ---------------
    ISS          CBC          CBC          Against          Against           For
   MLIM          N/A          N/A          Against            N/A             For
J.P. Morgan      CBC          CBC            CBC            Against           For
  INVESCO        N/A          N/A          Against            N/A             For
Rittenhouse      CBC          CBC          Against          Against           For
   Levin         CBC          CBC            CBC              N/A             N/A
Lord Abbett       MR          N/A          Against            N/A             N/A
  Lazard         N/A          N/A          Against            N/A             N/A
   NACM      Follows ISS      N/A          Against          Against           For
    JWS          CBC          CBC          Against            CBC             CBC
    NWQ          CBC          CBC          Against          Against           For
Valenzuela       CBC          CBC          Against            CBC             CBC
   Sound         CBC          CBC          Against          Against           For
  Seneca         CBC          CBC          Against            CBC             For
 PIMCO/CCM        MR          N/A          Against            For         Against SHP
   CSAM          CBC          N/A            N/A            Against           For
 Delaware        CBC          CBC          Against          Against           For

                                                                                Removing
                                                             Management     restrictions on
                          Restricting SH                  ability to alter  the right of SH
                         ability to call   SH ability to  the size of the        to act
             Cumulative      special      act by written   board without      independ. of
               voting        meetings         consent       SH approval        management
-----------  ----------  ---------------  --------------  ----------------  ---------------
    ISS        CBC(7)        Against            For           Against             N/A
   MLIM       Against          N/A              N/A             N/A               N/A
J.P. Morgan     CBC          Against          Against         Against             For
  INVESCO       For          Against            For             N/A               For
Rittenhouse     For          Against            For           Against             For
   Levin       CBC(7)          CBC              CBC             N/A               CBC
Lord Abbett   Against          N/A              N/A             N/A               N/A
  Lazard        CBC          Against            For             N/A               N/A
   NACM         For          Against            For           Against             For
    JWS       Against        Against            For             CBC               CBC
    NWQ        CBC(7)        Against            For           Against             N/A
Valenzuela    Against        Against            CBC           Against             CBC
   Sound       CBC(7)        Against            For           Against             For
  Seneca        For            For            Against           For               N/A
 PIMCO/CCM    Against          For            Against         Against             N/A
   CSAM         For          Against            For             N/A               N/A
 Delaware      CBC(7)        Against            For           Against             For

--------

(7) Votes CBC to allow cumulative voting, but votes against proposals to eliminate it.

     GENERAL GUIDELINES FOR TAKEOVERS, TENDER OFFERS, AND CORPORATE DEFENSES

             Proposal to have
               poison pills
               submitted to     Adopting a poison
             shareholders for  pill; MP to ratify a  Proposal to redeem a   Adopting Fair Price
               ratification        poison pill           poison pill          Provisions (FPP)
-----------  ----------------  --------------------  --------------------   -------------------
    ISS          For SHP               CBC                 CBC SHP                 CBC(8)
    MLIM           For               Against                 For                    N/A
J.P. Morgan      For SHP               CBC                 CBC SHP                 For(8)
  INVESCO          N/A               Against                 N/A                    For
Rittenhouse      For SHP             Against               For SHP                  CBC
   Levin         CBC SHP             CBC SHP               CBC SHP                  N/A
Lord Abbett      For SHP               CBC                   CBC                    For
   Lazard          For                 CBC                   CBC                  Against
    NACM         For SHP         Follows ISS (MP)     Follows ISS (SHP)            For(8)
    JWS            For               Against                 For                  Against
    NWQ          For SHP               CBC                 CBC SHP                 CBC(8)
 Valenzuela      For SHP               CBC                   CBC                    CBC
   Sound         For SHP              CBC MP               CBC SHP                  CBC
   Seneca      Against SHP             CBC                   N/A                    CBC
 PIMCO/CCM         For                 CBC             For MP; CBC SHP            For MP(8)
    CSAM         For SHP               CBC                 For SHP                  N/A
  Delaware       For SHP              CBC MP               CBC SHP                  CBC


               Lowering the SH                      Requiring a super-
             vote requirement in   Anti-Greenmail  majority SH vote to
                existing FPPs        provisions       effect change
-----------  -------------------   --------------  -------------------
    ISS              N/A                For              Against
    MLIM             N/A                N/A                N/A
J.P. Morgan          N/A                For              Against
  INVESCO            N/A                For              Against
Rittenhouse        For SHP              For              Against
   Levin             N/A          CBC SHP; For MP          CBC
Lord Abbett          N/A                For                N/A
   Lazard            N/A                N/A              Against
    NACM             For                For              Against
    JWS            Against              For              Against
    NWQ              N/A                For              Against
 Valenzuela          For                CBC              Against
   Sound             For                For              Against
   Seneca          For SHP              CBC              Against
 PIMCO/CCM         For SHP              For              Against
    CSAM             N/A                N/A              Against
  Delaware           For                For              Against

--------
(8) Will vote against if SH vote requirement is greater than a majority of disinterested shares.

      GENERAL GUIDELINES FOR MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

                                  Independent Vote
                                   Tabulators and   Allowing Significant
                                    Independent     SHs equal access to      Bundled
                                   Inspectors of     management's proxy   (Conditioned)
             Confidential voting     elections           materials          Proposals
-----------  -------------------  ----------------  --------------------  -------------
    ISS              For              For SHP               For                CBC
    MLIM             For                For                 N/A                N/A
J.P. Morgan        For SHP            For SHP               For                CBC
  INVESCO            For                N/A                 For                N/A
Rittenhouse          For              For SHP               For                CBC
   Levin           For SHP             For MP               N/A                N/A
Lord Abbett        For SHP              N/A                 N/A                N/A
   Lazard            For                N/A                 N/A                N/A
    NACM             For                For                 For            Follows ISS
    JWS              For            Against SHP             CBC                CBC
    NWQ              For              For SHP               For                CBC
 Valenzuela          For              For SHP               CBC                CBC
   Sound             For              For SHP               N/A                CBC
   Seneca            CBC                CBC                 CBC                CBC
 PIMCO/CCM           For                For                 For                N/A
    CSAM             For                For                 N/A                N/A
  Delaware           For              For SHP               N/A                CBC


                                                             Giving Management
                                    Changing date, time,  authority to adjourn a
             Shareholder Advisory  or location of annual    SH meeting for any
                  Committee              SH meeting               reason
-----------  --------------------  ---------------------  ----------------------
    ISS              CBC            For MP; Against SHP          Against
    MLIM             N/A                    N/A                    N/A
J.P. Morgan          N/A                Against SHP                N/A
  INVESCO            N/A                    N/A                    N/A
Rittenhouse          For                    N/A                    N/A
   Levin             N/A                    N/A                    N/A
Lord Abbett          N/A                    N/A                    N/A
   Lazard          Against                   MR                  Against
    NACM         Follows ISS            Against SHP                N/A
    JWS          Against SHP        For MP; Against SHP            N/A
    NWQ              CBC            For MP; Against SHP          Against
 Valenzuela          CBC            For MP, Against SHP          Against
   Sound             N/A            For MP; Against SHP          Against
   Seneca            CBC                    N/A                    N/A
 PIMCO/CCM       Against SHP            Against SHP                N/A
    CSAM             N/A            For MP; Against SHP          Against
  Delaware           N/A            For MP; Against SHP          Against

                         GENERAL GUIDELINES FOR AUDITORS

                  Approval of       Restricting ability of auditors to provide non-   Requiring a company to periodically change
             independent auditors                   audit services                     its audit firm (every 5 years or more)
-----------  --------------------   -----------------------------------------------   ------------------------------------------
    ISS             For                                CBC                                             For
   MLIM             For                                N/A                                             N/A
J.P. Morgan        For(9)                              N/A                                             For
  INVESCO           For                                N/A                                             N/A
Rittenhouse       For(10)                              CBC                                             CBC
   Levin            For                                N/A                                             N/A
Lord Abbett         MR                                 N/A                                             N/A
  Lazard            MR                                 N/A                                             N/A
   NACM             For                                N/A                                             N/A
    JWS             For                              Against                                         Against
    NWQ             For                                CBC                                             For
Valenzuela          For                                CBC                                           Against
   Sound            For                              CBC SHP                                         For SHP
  Seneca            For                                CBC                                             CBC
 PIMCO/CCM          For                            Against SHP                                     Against SHP
   CSAM             For                              CBC SHP                                         For SHP
 Delaware           For                              CBC SHP                                         For SHP

--------

(9) Will vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

(10) Will vote against the ratification of auditors and withhold votes from audit committee members if non-audit fees are greater than the sum of audit fees, audit-related fees and permitted tax fees (but will give special consideration to a one-time special project increase in non-audit fees.

                    GENERAL GUIDELINES FOR CAPITAL STRUCTURE

                  Share                      Increasing
                repurchase                   number of
                 programs                    shares of
               where all SH                 common stock                  Increase shares
             can participate               authorized for  Reverse stock      for debt
              on equal terms  Stock split      issue           split       restructuring
-----------  ---------------  -----------  --------------  -------------  ---------------
    ISS            For            For           CBC             For             CBC
   MLIM            For            For           N/A             N/A             N/A
J.P. Morgan       For MP         For MP         CBC           For MP            CBC
  INVESCO          N/A          For(12)         CBC             N/A             N/A
Rittenhouse       For MP         For MP       For(13)         Against           CBC
   Levin          For MP         For MP         CBC           For MP           For MP
Lord Abbett        N/A             MR            MR             MR               MR
  Lazard           For           For MP      For MP(12)       For MP            N/A
   NACM           For MP         For MP     Follows ISS     Follows ISS     Follows ISS
    JWS            For          For(12)        For(15)        For(12)           CBC
    NWQ            For            For           CBC             For             CBC
Valenzuela         For            For           CBC             For             CBC
   Sound          For MP         For MP        CBC(17)        For MP            CBC
  Seneca          For MP         For MP         CBC           For MP            CBC
 PIMCO/CCM        For MP         For MP        For MP         For MP            CBC
   CSAM           For MP         For MP         CBC           For MP            CBC
 Delaware         For MP         For MP        CBC(17)        For MP            For

                                              Requiring SH
                                             ratification of
                                               blank check
             Increasing the                  preferred stock                     Authorizing
               number of     Creating a new    issues for                      preferred stock
               authorized       class of       other than       Authorizing          with
              blank check     common stock       general      the creation of    reasonable,
               preferred     with superior      corporate       blank check       specified
                 shares      voting rights      purposes      preferred stock       rights
-----------  --------------  --------------  ---------------  ---------------  ---------------
    ISS           CBC           Against            For          Against(11)          N/A
   MLIM           N/A             N/A              N/A              N/A              N/A
J.P. Morgan       CBC             N/A              For          Against(11)          For
  INVESCO         N/A             N/A              N/A              N/A              CBC
Rittenhouse     Against         Against            For           Against             N/A
   Levin          N/A           Against            N/A              N/A             For MP
Lord Abbett       N/A             N/A              N/A              N/A              N/A
  Lazard        Against           CBC              For           Against         For MP(12)
   NACM       Follows ISS         N/A              For          Against(14)      Follows ISS
    JWS         Against         Against          Against            CBC            CBC(16)
    NWQ           CBC           Against            For          Against(11)          N/A
Valenzuela        CBC           Against            CBC          Against(11)          CBC
   Sound        Against         Against            N/A          Against(11)          For
  Seneca          CBC             N/A              CBC              CBC              N/A
 PIMCO/CCM      Against         Against            For            Against          For(12)
   CSAM           CBC           Against            N/A          Against(11)          For
 Delaware       Against         Against            N/A          Against(11)          For

--------
(11)  Will vote for if shares can't be used as a takeover defense.

(12)  As long as not related to anti-takeover measures.

(13)  Will vote against if the number of shares (post-increase) is excessive.

(14) Will vote for where company states that the stock will not be used as a takeover defense or carry superior voting rights.

(15) If not an anti-takeover measure and if not greater than 5 times number currently outstanding.

(16) Votes for MP to increase authorized preferred stock or to create new classes of preferred stock; also votes for the elimination of classes of preferred stock

(17) Use a model developed by ISS: will vote against such an increase if done only to offer a poison pill.

                GENERAL GUIDELINES FOR COMPENSATION AND BENEFITS

                              Submitting golden      Retirement      SHP to limit
             Compensation     & tin parachutes      benefits for     executive and
                 plans       for SH ratification  outside directors  director pay
-----------  --------------- -------------------  -----------------  -------------
    ISS           CBC                For                 N/A              CBC
   MLIM      Follows ISS(19)         N/A               Against            N/A
J.P. Morgan       CBC                N/A                 N/A              CBC
  INVESCO       For MP               N/A                 N/A              N/A
Rittenhouse       CBC              N/A(22)               N/A              CBC
   Levin          CBC              CBC SHP             CBC SHP            CBC
Lord Abbett     For MP               N/A                 N/A              N/A
  Lazard          For                N/A                 N/A            Against
   NACM       Follows ISS          For SHP           Follows ISS      Follows ISS
    JWS           For                For               For(23)           Against
    NWQ           CBC                For                 N/A              CBC
Valenzuela        CBC                For               Against          Against
   Sound          CBC                For               Against          Against
  Seneca          CBC                CBC                 CBC              CBC
 PIMCO/CCM        CBC              For(25)               N/A            Against
   CSAM           CBC                For               Against          Against
 Delaware         CBC                For               Against          Against

              Employee stock
                purchase or
              ownership plans     Implementing a     Paying outside    Further disclosure
             that apply to all    401(k) savings    directors only in   of executive and
                 employees      plan for employees        stock          director pay(1)
-----------  -----------------  ------------------  -----------------  ------------------
    ISS             CBC                 For                N/A                 For
   MLIM             For                 N/A              Against             Against
J.P. Morgan        For(20)              For                N/A               For SHP
  INVESCO           N/A                 N/A              For(21)                N/A
Rittenhouse         For                 For                N/A               CBC SHP
   Levin            CBC                 N/A                N/A               CBC SHP
Lord Abbett         N/A                 N/A                N/A                 N/A
  Lazard            For                 N/A                N/A               Against
   NACM         Follows ISS             For            Follows ISS           For SHP
    JWS            For(24)              CBC                CBC             Against SHP
    NWQ             CBC                 For                N/A                 For
Valenzuela          For                 For                CBC               CBC SHP
   Sound            CBC                 For            Against SHP           For SHP
  Seneca           For(24)              For                N/A               CBC SHP
 PIMCO/CCM       For MP(26)            For MP              N/A             Against SHP
   CSAM             For                 For                CBC               For SHP
 Delaware           CBC                 For              Against             For SHP

--------

(18)  In addition to what is required by SEC regulations.

(19) If ISS's recommendation is based solely on whether the company's compensation plan satisfies the allowable cap that ISS calculates. If ISS's recommendation is based on additional factors, examines the proposed compensation plan.

(20) Votes for plans with an offering period of 27 months or less and voting power dilution is 10% or less; otherwise, votes against.

(21)  As long as priced at market value.

(22)  Vote for SHP to have golden and tin parachutes eliminated.

(23)  Against all SHP to interfere with director compensation.

(24)  Should not exceed 10% of the number of shares outstanding.

(25) Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

(26)  As long as the plan does not permit a discount greater than 15%

      GENERAL GUIDELINES FOR STATE OF INCORPORATION, MERGERS AND CORPORATE
                                 RESTRUCTURING


                Opting in or out        Changing
               of state takeover    Company's state   Reincorporation   Mergers and
                    statutes        of incorporation  outside of U.S.   Acquisitions
-----------  ---------------------  ----------------  ---------------  -------------
    ISS               CBC                 CBC               N/A             CBC
   MLIM               N/A                 N/A               N/A             N/A
J.P. Morgan           CBC                 CBC             Against           CBC
  INVESCO             N/A                 N/A               N/A             N/A
Rittenhouse           CBC                 CBC               N/A             CBC
   Levin              N/A                 CBC               N/A             CBC
Lord Abbett           N/A                 N/A               N/A             N/A
  Lazard              N/A                 N/A               N/A             CBC
   NACM           Follows ISS         Follows ISS           N/A         Follows ISS
    JWS             Against              For(28)          Against           CBC
    NWQ               CBC                 CBC               N/A             CBC
Valenzuela            CBC                 CBC             Against           CBC
   Sound              CBC                 CBC               N/A             CBC
  Seneca              CBC                 CBC               N/A             CBC
 PIMCO/CCM   For (opting out only)       CBC(29)            N/A             CBC
   CSAM               N/A                 N/A               N/A             CBC
 Delaware             CBC                 CBC               N/A             CBC

                                                         Allowing the board to
                                                             consider non-
                                                              shareholder
                                                         constituents or other
                                          Proposal to    non-financial effects
               Corporate     Rights of     change the      when evaluating a
             Restructuring   Appraisal   company's name     business change
-----------  -------------  -----------  --------------  ---------------------
    ISS           CBC           For           For                 N/A
   MLIM           N/A           N/A           For                 N/A
J.P. Morgan       CBC           For           For               Against
  INVESCO      For MP(27)       N/A           N/A                 N/A
Rittenhouse       CBC           For           For                 N/A
   Levin          CBC           N/A           N/A                 N/A
Lord Abbett       N/A           N/A           N/A                 N/A
  Lazard          CBC           N/A            MR                 N/A
   NACM       Follows ISS       For           For               Against
    JWS           CBC           CBC         For MP(28)            CBC
    NWQ           CBC           For           For                 N/A
Valenzuela        CBC           CBC           For               Against
   Sound          CBC           For           For               Against
  Seneca          CBC           For           For                 N/A
 PIMCO/CCM        CBC       Against SHP      For MP             Against
   CSAM           CBC           For           N/A                 N/A
 Delaware         CBC           For           For               Against

--------

(27)  If it provides SH with economic value.

(28)  Unless it is an anti-takeover measure.

(29) Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

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THE FOLLOWING NARRATIVES AND BULLET POINTS SHOULD BE READ IN CONJUNCTION WITH
THE INFORMATION PRESENTED IN THE PRECEDING CHART

      INSTITUTIONAL SHAREHOLDER SERVICES, INC.(SM) ("ISS") - ISS is an independent proxy voting service. A number of the Sub-Advisers, as noted below, have hired ISS to review proxy proposals and make voting recommendations. While ISS is often asked to make such recommendations based on the Sub-Adviser's own guidelines, ISS has also developed its own guidelines that Advisers can elect to utilize.

ISS GENERALLY RECOMMENDS VOTING FOR:

   -  Management Porposal ("MP") to reduce the par value of common stock.

   - Environmental or social reports (1) on the level of greenhouse gas emissions, (2) outlining vendor standards compliance, (3) on a company's involvement with space based weaponization, (4) on a company's efforts to diversify the board, (5) on affirmative action initiatives, and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

ISS GENERALLY RECOMMENDS VOTING AGAINST:

   - Shareholder Proposal ("SHP") to impose a mandatory retirement age for outside Directors.

   - Proposals that provide the only continuing Directors may elect replacements to fill board vacancies.

   -  Dual class exchange offers and dual class recapitalizations.

   - Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company's products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company's political contributions,
      (8) disallowing the company from making political, (9) requesting reports on foreign military sales or offsets, (10) seeking information on the diversity efforts of suppliers and service providers, and (11) to extend company benefits to or eliminate benefits from domestic partners.

ISS GENERALLY RECOMMENDS VOTING ON A CASE-BY-CASE BASIS:

   -  SHP that seek preemptive rights.

   -  Creation of a tracking stock.

   -  MP to reprice stock options.

   -  Proposals to cancel or ratify golden or tin parachutes.

   -  Environmental or social proposals not already mentioned.

      MERRILL LYNCH INVESTMENT MANAGERS ("MLIM") - MLIM makes proxy voting decisions that it believes are solely in the best interests of its clients. MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. MLIM has formed a Proxy Voting Committee to address proxy voting issues. The Committee will be chaired by the Chief Investment Officer of MLIM and will consist of portfolio managers and investment analysts who are representative of various divisions of MLIM. No MLIM employee whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee, and the Committee's membership shall be limited to full-time employees of MLIM. The Committee will vote by following the guidelines that it has established. However, the Committee will analyze each proxy individually in order to ensure that it is voting in the best interests of the client. When a material issue is involved in voting a proxy and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise it on how to vote or to cast the vote for it. The Committee has also hired ISS to assist it. The services provided by ISS include in-depth research, voting recommendations, vote execution, and record keeping.

MLIM GENERALLY VOTES FOR:

   -  Proposals seeking election of supervisory board members.

   -  Proposals to allow a board of directors to delegate powers to committees.

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

   -  Proposals to elect account inspectors.

   -  Proposals seeking authorization to fix the remuneration of auditors.

   -  Approving internal statutory auditors.

   - Proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years.

   - Proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

   - Proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

   -  Proposals designating two shareholders to keep minutes of the meeting.

   - Proposals concerning accepting or approving financial statements and statutory reports.

   -  Proposals approving the discharge of management and the supervisory board.

   -  Proposals approving the allocation of income and dividends.

   - Proposals seeking authorization to file required documents/other formalities.

   - Proposals to authorize the corporate board to ratify and execute approved resolutions.

   -  Proposals electing a chair of the meeting.

   -  Proposals to permit "virtual" shareholder meetings over the Internet.

MLIM GENERALLY VOTES AGAINST:

   - Proposals seeking additional representation of women and/or minorities to a board of directors.

   -  Proposals to require a mandatory retirement age for directors.

   -  Proposals to reprice stock options.

   -  Proposals seeking authorization to issue shares without preemptive rights.

   - Proposals that seek authority to act on "any other business that may arise."

   -  Proposals to require rotating the sites for shareholder meetings.

   - Proposals that seek to limit corporate conduct because of environmental or social concerns.

   - Proposals that seek to require companies to report on environmental or social concerns.

      J.P. MORGAN FLEMING ASSET MANAGEMENT ("J.P. MORGAN") - Generally, J.P. Morgan's proxy voting policies are designed with the uniform objective of encouraging corporate action that enhances shareholder value. To accomplish this goal, J.P. Morgan has adopted guidelines that were developed and approved by its Proxy Committees. A Proxy Committee and a Proxy Administrator (a J.P. Morgan professional) have been selected for each global location where proxy voting decisions are made. The Committees will consist of the Proxy Administrator for that region and senior officers from among the investment, legal, compliance, and risk management departments. The Proxy Administrators are charged with oversight of the proxy voting procedures and the entire proxy voting process. Additionally J.P. Morgan, may, but shall not be obliged to, retain the services of an independent proxy voting service to assist it in the proxy voting process.

      In the event that a J.P. Morgan investment professional makes a voting recommendation in connection with an "Override" (issues not covered by the guidelines, issues requiring a case-by-case determination, or a vote contrary to the guidelines) he or she must provide the appropriate Proxy Administrator with written certification that he or she received no communication in regard to the proxy that would violate any of J.P. Morgan's policies, received no communications that would suggest the existence or an actual or potential conflict between J.P. Morgan's interests and that of its clients, and that he or she was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the client's interests. This certification must also contain an analysis supporting the "Override" recommendation.

      J.P. Morgan has adopted policies and procedures to address material conflicts of interest that may arise between J.P. Morgan's interests and those of its clients. J.P. Morgan has adopted a Safeguard Policy and established formal informational barriers designed to restrict the flow of information from J.P. Morgan Chase's securities, lending, investment banking, and other divisions to J.P. Morgan investment professionals. These informational barriers include computer firewalls, the establishment of separate legal entities, and the physical separation of employees from separate business divisions. Material conflicts of interest are also avoided by voting in accordance with the guidelines as pre-determined by the Proxy Committees. When an "Override" vote occurs and a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual

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

material conflict of interest exists. In the event that they find an actual conflict, they will decide how to vote the proxy. Additionally, in the course of addressing a material conflict, J.P. Morgan may elect to take one or more of the following measures, or other appropriate action: removing or "walling off" certain personnel from the proxy voting process, voting in accordance with the guidelines, or deferring the vote to an independent voting service.

      Because the regulatory framework and the business cultures and practices vary from region to region of the world, J.P. Morgan has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America, and South America (3) Asia (excluding Japan), and
(4) Japan. Only the North American guidelines are summarized here and in the chart.

J.P. MORGAN GENERALLY VOTES FOR:

   -  Proposals to limit the size of the board to 15 members.

   -  Creation of an independent nominating committee.

   -  Proposals to adjourn meetings when votes are not sufficient.

   - Proposals to allow shareholders to bring up "other matters" at shareholder meetings.

   -  SHP requesting that companies disclose the names of SH proponents.

   -  MP to reduce the par value of common stock.

   - Cash and cash-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

   -  SHP to expense fixed-price options.

J.P. MORGAN GENERALLY VOTES AGAINST:

   - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   -  SHP to include non-management employees on the board.

   - Proposals to increase the number of authorized shares of a class of stock that has superior voting rights.

   -  Repricing stock options.

   - Proposals requiring executives to hold the stock received upon option exercise for a specified period of time.

J.P. MORGAN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   - Proposals that require companies to seek shareholder approval before placing 10% or more of the voting stock with a single investor.

   -  SHP for performance pay.

   -  Proposals to ratify or cancel golden or tin parachutes.

   -  All proposals related to environmental and social issues.

      INVESCO - NATIONAL ASSET MANAGEMENT GROUP ("INVESCO") - INVESCO believes that it has a duty to vote proxies in a manner that will add value to the client's investment. INVESCO has created a Proxy Committee to establish guidelines and procedures for voting proxies. The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals. The Committee will appoint a proxy manager and/or hire a third-party proxy agent to analyze proxies, act as a liaison to the Proxy Committee, and manage the proxy voting process. In order to avoid the appearance of impropriety when there is an apparent conflict of interest, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity, or where any member of the Proxy Committee has a personal conflict of interest, and where a clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of the client. In addition, members of the Committee must notify INVESCO's Chief Compliance Officer ("CCO") of any improper influence made by anyone within INVESCO or an affiliated company with regard to how INVESCO should vote proxies. The CCO will report his findings to the Management Committee, which will determine if improper influence was made. If the Management Committee comes to such a determination, they will take the appropriate action, including, but not limited to, (1) notifying the affiliated company's CEO, management committee, or board of directors, (2) taking any remedial action necessary to correct harm to clients that is the result of the improper influence, and (3) notifying the appropriate regulatory

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

agencies. In all cases, the Proxy Committee shall not take into consideration the improper influence and will vote proxies solely in the best interest of clients. Furthermore, members of the Proxy Committee must advise INVESCO's CCO of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies. Such member may then be required to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how the proxy should be voted.

      While INVESCO will evaluate each proposal separately, it will generally vote for a proposal unless it believe that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO GENERALLY VOTES FOR:

   - Management sponsored anti-takeover proposals that enhance management's bargaining position and, when combined with other anti-takeover provisions, does not discourage serious offers.

   -  Proposals to eliminate poison pill provisions.

   -  Proposals to re-evaluate or eliminate in-place "shark repellents."

   -  Stock option plans and/or stock appreciation right plans.

   - Profit incentive plans provided the option is priced at 100% fair market value.

   -  Profit sharing, thrift, or similar savings plans.

   -  Proposals to reorganize into a holding company.

   -  International Labor Organization Principles.

   - Resolutions seeking basic labor protections and equal employment opportunity.

   -  Expanding EEO/Social Responsibility Reporting.

INVESCO GENERALLY VOTES AGAINST:

   -  "Sweeteners" to attract support for proposals.

   -  Unequal voting rights proposals ("superstock").

   -  Proposals to vote unmarked proxies in favor of management.

   -  Proposals to eliminate existing pre-emptive rights.

   - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholder approval.

   - Proposals authorizing management or the board to buy back shares at premium prices without shareholder approval.

   - Stock options that permit issuance of loans to management or employees with authority to sell stock purchased by the loan without immediate repayment.

   -  Stock option plans that are overly generous.

   -  Golden and tin parachutes.

   - Proposals creating an unusually favorable compensation structure in advance of a sale of the company.

   - Proposals that fail to link executive compensation to management performance.

   - Acceleration of stock options/awards if the majority of the board changes within a two year period.

   -  Adoption of a stock purchase plan at less than 85% of fair market value.

   -  Proposals designed to discourage mergers and acquisitions in advance.

   - Proposed social responsibility initiatives if the company already has adequate procedures in place to monitor social responsibility.

      RITTENHOUSE ASSET MANAGEMENT, INC. ("RITTENHOUSE") - Rittenhouse has assigned oversight of the proxy voting process to the Corporate Governance Committee. The Committee grants authority to staff members to vote proxies in accordance with the guidelines they have developed. The Corporate Governance Committee retains the authority to deliberate and provide voting direction on contentious issues.

RITTENHOUSE GENERALLY VOTES FOR:

   -  Expensing the cost of stock options.

   - Disclosure reports that seek additional information on environmental, energy, and employment discrimination concerns.

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

RITTENHOUSE GENERALLY VOTES AGAINST:

   - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   -  Proposals to create preemptive rights.

   -  Dual class exchange offers and dual class repitalizations.

RITTENHOUSE GENERALLY ABSTAINS FROM VOTING:

   - Approving any other business that may come before the board that was not described in the proxy statement.

RITTENHOUSE GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  The creation of a tracking stock.

   -  SHP that include social and environmental concerns.

      JOHN A. LEVIN & CO., INC. ("LEVIN") - When delegated the responsibility of voting proxies for client accounts, Levin (including its subsidiaries) makes voting decisions to serve the best interests of clients. In fulfilling its obligations to clients, Levin seeks to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Levin with a statement of proxy voting policy. In these situations, Levin generally seeks to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibilities of Levin.

      To ensure consistency in voting proxies on behalf of its clients, Levin will utilize the proxy voting guidelines set forth by ISS with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Levin's policies do not follow the ISS guidelines in all respects, and Levin may vote in a manner that is contrary to the general guidelines if it believes that such vote would be in the best interests of Levin's clients.

      Certain accounts, including affiliated investment vehicles, managed by Levin pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the general guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Levin responsible for making proxy voting decisions with regard to such accounts will evaluate proposals on an individual basis and may depart from Levin's general guidelines in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, Levin may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of Levin.

      Levin is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when (i) proxy votes are solicited by an issuer who has an account relationship with Levin; (ii) proxy votes are solicited by an issuer that has a material business relationship with Levin; (iii) a proponent of a proxy proposal has a business relationship with Levin (e.g., a pension fund or an employee group for which Levin manages money); (iv) Levin has material business relationships with participants in proxy contests, corporate directors, or candidates; or (v) an employee of Levin may have a personal interest in the outcome of a particular matter.

      These items are only examples; additional conflicts of interest may arise from time to time. All employees of Levin are required to communicate any potential conflicts of interest with the Legal/Compliance Department immediately. The Legal/Compliance Department will keep an updated "Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

      It is the Firm's policy to resolve all conflicts of interest in the clients' collective best interest. In order to ensure an unbiased decision on matters of conflict in situations, Levin has retained ISS, an independent third party with expertise in proxy voting and corporate governance, to provide research and recommendations and

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

will vote in accordance with recommendations provided by ISS; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the portfolio manager believes that there is compelling evidence that voting differently would be in the best interests of Levin's clients.

      In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

      In situations where a client of Levin may have a relationship with an issuer or the proponent of a proposal, Levin may take such fact into consideration and vote on behalf of such client in a manner that differs from the manner in which Levin votes on behalf of other clients.

      The operations department of Levin (the "Operations Department") is responsible for identifying the clients for whom Levin is required to vote proxies and provides to the portfolio managers the proxy proposals and ISS recommendations relating to the securities held in the accounts managed by such portfolio managers The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of Levin and for directing the Operations Department as to the manner in which proxies shall be voted in the event that their voting decision differs from that of ISS. Members of the Legal/Compliance Department of Levin shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of Levin. Levin utilizes ISS VoteX software to tabulate and record proxies voted on behalf of its clients.

LEVIN GENERALLY VOTES FOR:

   - Proposals to ratify auditors, unless any of the following apply: (i) an auditor has a financial interest in or association with the company, and is therefore not independent; (ii) fees for non-audit services are excessive; or (iii) there is a reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

   - SHP asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   - SHP asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

   - SHP requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   -  MP to adopt confidential voting.

   - Reincorporation when the economic factors outweigh any neutral or negative governance changes.

   - Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   -  Proposals to create a new class of nonvoting or subvoting common stock if:
      (i) it is intended for financing purposes with minimal or no dilution to current shareholder and/or (ii) it is not designed to preserve the voting power of an insider or significant shareholder.

   - Employee stock purchase plans where all of the following apply: (i) purchase price is at least 85% of fair market value; (ii) offering period is 27 months or less, and/or (iii) potential voting power dilution (VPD) is 10% or less.

LEVIN GENERALLY VOTES AGAINST:

   -  Proposals to eliminate cumulative voting.

   - Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   - Proposals to create a new class of common stock with superior voting rights.

   - Equity plans that explicitly permit repricing or where the company has a history or repricing without shareholder approval.

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

   -  Employee stock purchase plans where any of the opposite conditions obtain.

LEVIN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   - Votes on director nominees, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

   - Proposals to classify the board or to repeal classified boards and to elect all directors annually.

   - SHP requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into accounting determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

   - Proposals to restrict or prohibit shareholders from taking action by written consent.

   -  Proposals to allow or make easier shareholder action by written consent.

   - Proposals to restrict or prohibit shareholder ability to call special meetings.

   - Proposals that remove restrictions on the right of shareholders to act independently of management.

   -  Proposals to require a supermajority shareholder vote.

   -  Proposals to lower supermajority vote requirements.

   - Proposals to restore or permit cumulative voting relative to the company's other governance provisions.

   - Votes in a contested election of directors must be evaluated, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

   - Reimbursing proxy solicitation expenses. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

   - SHP that ask a company to submit its poison pill for shareholder ratification.

   - SHP to redeem a company's poison pill and management proposals to ratify a poison pill.

   - Mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

   - Proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance provisions, and a comparison of the jurisdictional laws.

   - Proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   - Compensation plans. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, it is compared to a company specific dilution cap.

   - MP seeking approval to reprice options giving consideration to the following: (i) historic; (ii) trading patterns; (iii) rationale for the repricing; (iv) value-for-value exchange; (v) option vesting; (vi) term of the option; (vii) exercise price and (viii) participation.

   -  Employee stock purchase plans.

   - All other SHP regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

   - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      LORD, ABBETT & CO. LLC ("LORD ABBETT") - Lord Abbett has a Proxy Committee that is responsible for establishing voting policies and for the oversight of the proxy voting process. The Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity

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Investments, the Firm's Managing Member and its General Counsel. Lord Abbett has
also retained ISS to analyze proxy issues and recommend voting and to provide assistance in the administration of the proxy voting process, including maintaining complete proxy voting records.

      Because Lord Abbett conducts only one business, managing the investment portfolios of clients, they expect the incidence of a potential conflict of interest to be quite rare. If such a conflict does arise, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by the policies, follow the recommendation of ISS.

      Lord Abbett will generally vote in accordance with management's recommendations.

LORD ABBETT GENERALLY VOTES FOR:

   -  "Chewable Pill" provisions.

LORD ABBETT GENERALLY VOTES AGAINST:

   - In large-cap companies, plans that promote short-term performance at the expense of longer-term objectives.

LORD ABBETT GENERALLY VOTES AS MANAGEMENT RECOMMENDS:

   -  Proposals related to social issues.

      LAZARD ASSET MANAGEMENT LLC ("LAZARD") - Lazard has adopted a Proxy Voting Policy. Lazard believes that its main goal in voting proxies should be to maximize shareholder value in the long-term. Lazard has formed a Proxy Committee that will meet at least semi-annually to review the Policy. A representative of the Legal and Compliance Department must be present at all Proxy Committee meetings. Additionally, Lazard has retained ISS to provide research and other proxy-related services.

      When the guidelines require a case-by-case vote, Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the proposal. Portfolio Management is also given the opportunity to review all non-routine proposals.

      When there is an appearance of a material conflict of interest for Lazard, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, in such situations, Lazard defers to the recommendation provided by ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

LAZARD GENERALLY VOTES FOR:

   -  MP to adopt or amend dividend reinvestment plans.

   -  Deferred compensation plans.

   -  Proposals to submit severance agreements to shareholders for approval.

   - Measures relating to ILO Principles and the adoption of anti-discrimination policies.

LAZARD GENERALLY VOTES AGAINST:

   -  SHP seeking union or special-interest representation on the board.

   -  SHP seeking to establish age limits for directors.

   - SHP seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

   -  Changes in capital structure designed to be used in poison pill plans.

   -  Proposals to reprice underwater stock options.

   -  Proposals to approve executive loans to exercise options.

   -  Most SHP involving social and political issues.

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LAZARD GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   - Proposals seeking to amend a company's bylaws or charter regarding anti-takeover provisions. - Changing quorum requirements.

   -  Matters affecting shareholder rights, such as amending votes-per-share.

   -  MP to issue a new class of common or preferred shares.

   - Proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   -  Stock option plans and stock appreciation rights plans.

   -  SHP to eliminate or restrict severance agreements.

LAZARD GENERALLY ABSTAINS FROM VOTING:

   - Foreign securities when the costs of voting outweigh any potential benefit.

      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT ("NACM") - NACM has formed a Proxy Committee that includes executive, investment, sales, marketing, compliance, and operations personnel. The Committee is responsible for establishing and reviewing proxy voting policies and procedures. NACM's guidelines and voting actions are to a large extent aligned with the voting recommendations of ISS, to which NACM subscribes. When a case-by-case determination is necessary, input from the investment team will be solicited. The Committee has established operational procedures to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and that all votes are recorded and justified. Any variance from the stated policy, along with the reason for the variance, is carefully noted.

      When facing a conflict of interest between NACM's interests and the interests of a client, NACM will always act in the best interest of its clients. NACM follows a five-stop procedure to screen for conflicts that could influence proxy voting. The procedure is as follows: (1) identify any situation where NACM does not intend to vote in accordance with the normal policies, (2) determine who is directing the vote, (3) review and analyze for potential conflict issues,
(4) have the Proxy Committee review the proposed vote and potential conflict, if any, and make the final voting decision, and (5) have NACM report to the board of trustees of Nicholas-Applegate Institutional Funds any conflict of interest matter and how the Committee resolved it.

NACM GENERALLY VOTES FOR:

   - SHP (in existing dual class companies) asking that the company report to shareholders on the financial impact of the dual class structure and that the company submit its dual class voting structure for SH ratification.

   - SHP that votes to "abstain" not be considered votes "cast" at a meeting (unless otherwise required by state law).

   - MP asking for authority to vote at the meeting for "other matters" not already described in the proxy statement (unless such matters involve substantive issues).

   -  MP to reduce the par value of common stock.

   -  Disclosure reports that seek additional information.

NACM GENERALLY VOTES AGAINST:

   - Proposals that only continuing directors may elect replacements to fill board vacancies.

   -  Discounted options and restricted stock without performance criteria.

   -  Dual class exchange offers and dual class repitalizations.

   - Proposals that include pension fund credits in earnings when calculating executive compensation.

NACM GENERALLY FOLLOWS THE RECOMMENDATION OF ISS:

   - SHP requesting fuller disclosure of company policies, plans, or business practices.

   -  Proposals to provide shareholders with preemptive rights.

   -  Proposals to ratify or cancel golden or tin parachutes.

   -  Proposals to opt out of disgorgement provisions.

NACM GENERALLY ABSTAINS FROM VOTING:

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   -  Social issue proposals, unless the proposal is likely to affect shareholder value (then follow ISS).

   -  In countries with "share-blocking."

      J. & W. SELIGMAN & CO. INCORPORATED ("JWS") - The financial interest of shareholders is the primary consideration in determining how proxies should be voted. JWS has formed a Proxy Committee to establish guidelines and oversee the process for proxy voting. The Committee is chaired by the Chief Investment Officer and includes the Vice Chairman and the General Counsel. JWS subscribes to a service offered by the Investor Responsibility Research Center, which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most companies for which securities are held. JWS also subscribes to the Proxy Voter Service offered by the Proxy Edge to assist in the tracking and record keeping of proxies. Neither service offers voting recommendations.

      In order to address any potential conflicts of interest, the Director of Compliance maintains a Proxy Watch List that will contain the names of the companies that may present the potential for conflict in the voting process with JWS or an affiliate thereof. For example, the List will include those portfolio companies for which the Manager separately manages assets in private accounts or which are significant distributors of JWS's products and services. Proxy voting for those companies on the Proxy Watch List will be subject to a higher level of consideration.

      A vote that represents a deviation from the guidelines or a decision that must be made on a case-by-case basis must be approved by a member of the Committee. A deviation from the guidelines or a decision that must be made on a case-by-case basis for a company that is included on the Proxy Watch List must be approved by a majority of the Committee's members.

JWS GENERALLY VOTES FOR:

   -  Formation of a director nominating committee.

   - Approval of consolidated financial statements as long as the annual report or financial statements are included in the proxy materials.

   -  Ratification of dividend declarations.

   -  Ratification of auditor's remuneration.

   -  Requiring shareholder ratification of independent auditors.

   -  MP to ratify directors actions on routine matters.

   -  MP to authorize directors to take actions on routine matters.

   -  SHP to deny discretionary voting power of management.

   -  Proposals regarding the adoption of sunset provisions in poison pills.

   -  Reduction of par value.

   - Reducing the percentage of voting stock required to call a special meeting.

   -  MP to permit telephonic meetings of the board.

   - SHP to report lobbying activities and expenses, to report all political activities, direct and indirect, and to disclose political contributions.

JWS GENERALLY VOTES AGAINST:

   - The entire Board of Directors if less than 75% of the board is independent, less than 75% of the nominating or compensation committees is independent, or the board has recommended that shareholders vote for either an anti-takeover device or a stock option or purchase plan which JWS votes against.

   -  SHP that link reelection of directors to company performance.

   -  SHP that prohibit a director from serving on a board after retirement.

   -  SHP to require the inclusion of any special interest group on the board.

   - MP to approve transaction of other business that may come before the annual meeting.

   - SHP to require that a post-stockholder meeting report be provided to all, to require disclosure of unmarked proxies for annual meetings, to include shareholder comments on all proxy proposals, and to publish attendance of each director at board meetings.

   -  Most anti-takeover measures.

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   -  Proposals to create open-ended stock appreciation rights.

   -  Restricting shareholder ability to amend by-laws.

   - SHP to require disclosure in proxy statements as to how pension fund assets are invested, to require disclosure of names of consultants used and amounts paid to each (or of prior government service of the consultants), to provide a list of law firms used in the annual report, and to prohibit or report on loans to Third World or developing countries.

JWS GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  Large block share issuances.

   -  Restated certificates or articles of incorporation.

JWS GENERALLY FOLLOWS MANAGEMENT'S RECOMMENDATION:

   -  Setting retirement ages of director.

   -  Proposals related to preemptive rights.

JWS GENERALLY ABSTAINS FROM VOTING:

   -  Social or environmental issues.

FOR NON-U.S. PROXIES:

JWS GENERALLY VOTES FOR:

   -  Approval of financial statements.

   -  Ratification of board acts.

   - Setting dividends, allocating profits, authority to repurchase shares, and approval of remuneration reports.

   -  Proposals to issues shares with pre-emptive rights up to 50% dilution.

   -  Proposals to issue shares without pre-emptive rights up to 10% dilution.

JWS GENERALLY VOTES AGAINST:

   - All proposals where the company has failed to provide adequate information on which to base a decision.

JWS GENERALLY ABSTAINS FROM VOTING:

   -  Where physical representation at a meeting is required.

   -  For countries subject to share blocking restrictions.

   -  Where voting limits the rights to take legal action.

   -  Where adequate information has not been received in a timely manner.

      NWQ INVESTMENT MANAGEMENT COMPANY, LLC ("NWQ") - NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has established a Proxy Voting Committee to oversee the proxy voting process. Unless the Proxy Voting Committee determines otherwise, proxies will be voted in manner consistent with the proxy voting guidelines established by ISS.

      Where any material conflict of interest has been identified and the matter is covered by the ISS Guidelines, the proxy will be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote (including the basis for such determination) to the investment company client's Board or its designated committee.

      VALENZUELA CAPITAL PARTNERS, LLC ("VCP") - All proxies will be given to the Proxy Clerk for processing. VCP has adopted Proxy Voting Guidelines to determine how proxies will be voted. Any undefined issues will be referred to the Compliance Officer.

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      VCP shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of VCP with respect to voting proxies, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of VCP's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. VCP shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee. A conflict will be considered material to the extent that it is determined that such conflict has the potential to influence VCP's decision-making in voting. If the conflict is deemed to be material, the conflict shall be disclosed to the Management Committee and VCP shall follow the instructions of the Management Committee.

VCP GENERALLY VOTES FOR:

   -  MP on routine matters.

   -  Deferred compensation and profit sharing plans.

   -  Reductions in the par value of stock.

VCP GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  Reductions or increases the number of directors.

      SOUND CAPITAL PARTNERS ("SOUND") - Sound uses the proxy voting policies of The Burridge Group LLC (the "Firm"). The Firm has contracted with ISS to handle the administration and voting of client proxies. Additionally, ISS provides research on proxy proposals and vote recommendations based on written guidelines, which are reviewed and approved annually by the Firm's Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is made ups of the Firm's Portfolio Managers, CEO and Compliance Officer.

      The Firm, as a general matter, accepts vote recommendations from ISS, though the Firm retains the right to determine the vote on a particular proxy issue. Accordingly, there may be instances, including those in which ISS recommends a vote in line with management, in which the Compliance Officer will arrange a Committee meeting to discuss a particular proxy issue. In those instances, the Committee may decide to vote contrary to ISS's recommendation if it is determined to in the best interest of the clients. As a matter of course, members of the Committee will also review issues for which ISS does not provide a recommendation

      In cases in which it is determined that the Firm has a material conflict of interest that could influence how proxies are voted, such conflicts may be resolved by using the recommendation of ISS if it is determined to be in the best interest of the client. Alternatively, the Firm, when appropriate, may decide to disclose the conflict to the affected clients and give the clients the opportunity to vote their proxies themselves, or the Committee will review the issue and determine a resolution.

SOUND GENERALLY VOTES FOR:

   -  Housekeeping changes to bylaws or charter.

   - Giving the board the ability to amend the bylaws in addition to shareholders.

   - Opting out of control share acquisition statutes, control share cash out statutes, state disgorgement provisions, state freezeout provisions.

   -  Management to reduce the par value of common stock.

   -  SHP to put option repricings to a shareholder vote.

   -  SHP asking the company to expense stock options.

   - Reports (1) disclosing environmental policies, (2) on the company's animal welfare standards, (3) on the feasibility of labeling products containing genetically modified ingredients, (4) on the level of greenhouse gas emissions, (5) on the feasibility of developing renewable energy sources,
      (6) outlining vendor standards compliance, (7) on a company's involvement with space-based weaponization, (8) outlining the company's progress towards the Glass Ceiling Commission's business recommendations, (9) on the company's efforts to diversify the board, and (10) outlining the company's affirmative action initiatives.

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SOUND GENERALLY VOTES AGAINST:

   - Reducing quorum requirements for shareholder meetings below a majority of shares outstanding.

   -  Proposals to approve other business when it appears as a voting item.

   -  Proposals to require a mandatory retirement age for directors.

   - Proposals that only continuing directors may elect replacements to fill board vacancies.

   -  SHP requiring two candidates per board seat.

   -  Giving the board the exclusive ability to amend the bylaws.

   - Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company's products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company's political contributions,
      (8) disallowing the company from making political, (9) asking for a list of anyone involved in the company who has prior government service, (10) to implement China Principles, (11) requesting reports on foreign military sales or offsets, (12) asking a company to cease production of nuclear weapons components and delivery systems, (13) seeking information on the diversity efforts of suppliers and service providers, (14) to extend company benefits to or eliminate benefits from domestic partners.

SOUND GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  Advance notice proposals.

   -  Proposals that establish or amend director qualifications.

   -  Asset purchases and asset sales.

   -  Conversions of securities.

   -  Recapitalizations of securities.

   -  SHP that seek preemptive rights.

   -  Creation of a tracking stock.

   -  MP seeking approval to reprice options.

   -  SHP advocating the use of performance-based stock options.

   -  Ratifying or canceling a golden or tin parachute.

   -  Social and environmental issues not previously mentioned.

SOUND GENERALLY ABSTAINS FROM VOTING:

   -  Foreign securities in countries that require shareblocking.

   -  Securities that are no longer held when the vote takes place.

   -  Proposals to terminate the investment advisor.

      SENECA CAPITAL MANAGEMENT LLC ("SENECA") - The fundamental guideline followed by Seneca in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Seneca has delegated to ISS the responsibility to review proxy proposals and make voting recommendations in a manner consistent with Seneca's Proxy Voting Guidelines. Seneca intends that the Guidelines be applied with flexibility and that each vote be viewed in context.

      Seneca may occasionally be subject to conflicts of interest in the voting of proxies due to the business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Conflicts of interest will be handled in various ways depending on the type and materiality. Where the Proxy Voting Guidelines outline the voting position, as either "for" or "against" such proxy proposal, Seneca will unequivocally follow ISS's recommendation. Where the Proxy Voting Guidelines outline the voting position to be on a "case-by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the proxy will either be voted in accordance with the voting recommendation of an independent third party or be voted pursuant to client direction.

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SENECA GENERALLY VOTES FOR:

   -  MP to reduce the par value of common stock.

   -  SHP that companies expense stock options.

SENECA GENERALLY VOTES AGAINST:

   -  Dual class exchange offers and dual class recapitalizations.

SENECA GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  Proposals to create or abolish pre-emptive rights.

   - Proposal giving management discretion to adjourn a shareholder meeting in order to solicit additional votes.

   - Social and environmental proposals (generally supports those that enhance the long-term value of the shares).

SENECA GENERALLY ABSTAINS FROM VOTING:

   - When the cost of voting would exceed any anticipated benefit to the client.

   - In foreign jurisdictions that are "blocking markets" (restrict the right to trade if vote).

   -  When the security has already been sold.

      PIMCO ADVISORS RETAIL HOLDINGS LLC AND CADENCE CAPITAL MANAGEMENT LLC ("PIMCO/CCM") - Both companies use the proxy voting policies of Allianz Dresdner Asset Management of America ("ADAM"). PIMCO/CCM will act in a manner which is intended to enhance the economic value of the underlying securities. Each adviser has formed a Proxy Committee to oversee the proxy voting process and to approve and monitor the outsourcing of voting obligations to third-parties.

      In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM advisers' maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which proxies are voted. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM adviser shall designate an employee or a Proxy Committee member to be responsible for addressing how the ADAM adviser resolves such material conflicts of interest with its clients.

PIMCO/CCM GENERALLY VOTES FOR:

   -  MP to award director fees.

   -  MP to reduce the number of authorized shares of common or preferred stock.

   -  MP to eliminate preemptive rights.

   -  MP to reduce the par value of common stock.

   - SHP that require companies to report on their executive retirement benefits.

   -  SHP that votes to abstain not be considered votes cast.

PIMCO/CCM GENERALLY VOTES AGAINST:

   -  MP to indemnify the auditors.

   - MP that include pension fund credits in earnings when determining executive compensation.

   -  MP for dual class exchange offers and dual class recapitalizations.

   - MP that relate to the transaction of such other business which may come before the meeting.

   -  SHP to implement a mandatory retirement age for directors.

   -  SHP for mandatory director attendance at the shareholders annual meeting.

   - SHP that require companies to adopt full tenure stock holding periods for executives.

   -  SHP to ban future stock option grants to executives.

   -  SHP requesting that stock options be expensed.

   -  SHP to seek preemptive rights.

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   -  SHP on restrictions that relate to social, political, special interest, or environmental issues.

PIMCO/CCM GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   -  Opting out of disgorgement provisions.

PIMCO/CCM GENERALLY ABSTAINS FROM VOTING:

   - When the cost of voting would exceed any anticipated benefit to the client.

   -  In countries where there is "share-blocking."

      CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") - The Proxy Voting Committee of CSAM consists of a member of the Portfolio Management Department, the Legal and Compliance Department, and the Operations Department. The purpose of the CSAM Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the CSAM Proxy Voting Policy. The CSAM Proxy Voting Committee will review the CSAM Proxy Voting Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

      The CSAM Proxy Voting Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The CSAM Proxy Voting Policy is not exhaustive and does not include all potential issues. The Proxy Voting Committee has engaged the services of an independent third party to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the CSAM Proxy Voting Policy will be voted in accordance with the Policy. Proxy proposals addressed by the CSAM Proxy Voting Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of the independent third party. Proxy proposals not addressed by the CSAM Proxy Voting Policy will also be voted in accordance with the vote recommendation of the independent third party.

      To the extent that the CSAM Proxy Voting Committee proposes to deviate from the CSAM Proxy Voting Policy or the vote recommendation of the independent third party, the CSAM Proxy Voting Committee shall obtain client consent. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

      A summary of selected parts of the CSAM Proxy Voting Policy is below.

CSAM GENERALLY VOTES FOR:

   -  Bylaw or charter changes that are of a housekeeping nature.

   -  MP to change the date/time/location of the annual meeting.

   - SHP requiring the position of chairman be filled by an independent director.

   - SHP requiring that the board consist of a majority or substantial majority of independent directors.

   -  Proposals to restore, or provide shareholders with, rights of appraisal.

   -  To implement a 401(k) savings plan for employees.

   - SHP requiring that golden and tin parachutes be submitted for shareholder ratification.

CSAM GENERALLY VOTES AGAINST:

   -  Proposals that provide that directors may be removed only for cause.

   -  SHP to limit the tenure of outside directors.

   - Proposals to restrict or prohibit shareholders' ability to take action by written consent.

   -  Retirement plans for nonemployee directors.

CSAM GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   - Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding.

   -  Proposals to eliminate cumulative voting.

   - Proposals on director and officer indemnification and liability protection.

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   -  Advance notice proposals.

   -  Compensation plans for directors.

   -  MP seeking approval to reprice options.

      DELAWARE MANAGEMENT BUSINESS TRUST ("DELAWARE") - If and when proxies need to be voted on behalf of the Fund, Delaware will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Delaware has contracted with ISS to analyze proxy statements on behalf of the Fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

      The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

      Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DELAWARE GENERALLY VOTES FOR:

   -  SHP asking that a majority or more of directors be independent.

   - Debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

   - Proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   - MP to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   - Reports on the level of greenhouse gas emissions from a company's operations and products.

   - Proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

DELAWARE GENERALLY VOTES AGAINST:

   -  Proposals to require a supermajority shareholder vote.

   - Proposals to create a new class of common stock with superior voting rights.

DELAWARE GENERALLY VOTES ON A CASE-BY-CASE BASIS:

   - Mergers and acquisitions, determining whether the transaction enhances shareholder value.

   -  Management compensation plans.

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